GUY CARPENTER
      Guy Carpenter & Company, Inc.
      4 Embarcadero Center, San Francisco, Ca. 94111
      Telephone:  (415) 981-8900, Telex:  34-295


                                              Page 1 of  5

                                              No.  3341-00-0001-00-95-03-01-00

                                              San Francisco,  August 17, 1995



20th Century Insurance Company
6301 Owensmouth
Woodland Hills, California  91367


Gentlemen:


       We are in receipt of confirmation that the following Reinsurance has been effected for your account:



REASSURED         20th Century Insurance Company
                  21st Century Casualty Company
                  Woodland Hills, California



COVER Property Catastrophe Cover applying to all business underwritten and classified by the Reassured as Homeowners' (Section 1), Condominium Owners' (Section 1), Dwelling Fire, Inland Marine, and Auto Physical Damage.



LIMIT             $2,500,000  ultimate   net  loss   each  occurrence   excess
                  $7,500,000 ultimate net loss each occurrence.

                  Reassured to retain at minimum 10% of limit hereon, net and unreinsured.



DEFINITION OF
OCCURRENCE        Any one disaster, accident  or loss or series  of disasters, accidents or  losses arising  out of  one event,  subject to maximum 168 consecutive hours  in any one occurrence  within the area of one province, territory or state and  provinces,
                  territories  and  states  contiguous  thereto  and  to   one
                  another, except for:


                        72 Hours Clauses - Tornado, cyclone, hurricane,  wind-
                                           storm and hail.
                                        -  Riot,  riot  attending  a   strike,
                                           civil   commotion,   vandalism  and
                                           malicious mischief.


                  No Reinstatement in the same event for Wind


This document is intended for use as evidence that reinsurance described above has been effected against which reinsurers contract will be duly issued. Immediate advice must be given of any discrepancies, inaccuracies or necessary changes.

                                                                   Page 2 of 5
                                                   3341-00-0001-00-95-03-01-00
      GUY CARPENTER


                  As  respects  the  168  Hour  Clauses  only  one  such   168
                  consecutive hours shall apply in respect of one event.


                  No loss caused by Perils as covered under the 72 hour clauses may be included in any recovery made under the 168 hour provisions.


DURATION Losses occurring during the twelve-month period effective 12:01 a.m., P.D.T. July 1, 1995.


TERRITORY         As original.
RATE              Annual Minimum Premium $500,000.


                  Annual Deposit Premium $625,000 payable quarterly in advance in four equal installments of $156,250.


                  Adjustable at 1.07% of Gross Net Earned Premium Income for Homeowners' (Section 1), Condominium Owners' (Section 1), Dwelling Fire, and Inland Marine, for the period.


PROFIT
COMMISSION        If this contract remains in effect for a continuous two year period from July  1, 1995 and  the premiums paid  exceed the claims incurred under this  Contract, then the Company  will
                  be  entitled  to  a  "Return  Premium"  (RP).    The "Return
                  Premium" shall be equal to the greater of zero or 20% of the "Profit Balance" under the contract for the two year period.
                  The "Profit Balance" is equal to 80% the total premiums, including reinstatement premiums paid during the two year period, less claims incurred during the period.


                  At that date that such a Return Premium is agreed by both parties and the return payment is made by the Reinsurer to the Company this shall constitute the commutation of this Contract and such payment once effected shall be regarded as a full and final release of the Reinsurer from all liability hereunder.


                  Should the Reinsurer decline to offer a renewal at similar terms as expiring, in relation to the exposure presented, then the Return Premium provision shall be calculated in the years actually reinsured subject to the above mentioned conditions.


REINSTATEMENT     One annual  reinstatement at  additional premium  100% as to time and pro rata as to amount.

                                                                   Page 3 of 5
                                                   3341-00-0001-00-95-03-01-00

      GUY CARPENTER



                  Simultaneous settlement of reinstatement premium on paid losses.


EXCLUSIONS        See attached Exclusion List.


NON ADMITTED
REINSURERS        Agree  to  provide  clean,  irrevocable  and   unconditional
                  letters of Credit as respects outstanding loss reserves, IBNR and LAE.





GENERAL
CONDITIONS        Ultimate Net  Loss Clause   -  Reassured to  have benefit of
                                              underlying  catastrophe   excess
                                              of loss reinsurance,  recoveries
                                              under which  shall inure  to its
                                              sole benefit.



                  Net Retained Lines Clause
                  Service of Suit Clause
                  Indemnification and Errors and Omissions Clause
                  Extended Expiration Clause
                  Guy Carpenter Intermediary Clause










      *                             *                                   *

                                                                   Page 4 of 5
                                                   3341-00-0001-00-95-03-01-00

      GUY CARPENTER
      Guy Carpenter & Company, Inc.
      4 Embarcadero Center, San Francisco, Ca. 94111
      Telephone:  (415) 981-8900, Telex:  34-295





FOREIGN REINSURER
-----------------


Renaissance Reinsurance Company (Bermuda)                               90.00%















                                                 GUY CARPENTER & COMPANY, INC.


                                                             Timothy J. Brophy


                                                         Senior Vice President


Each reinsurer subscribing the coverage evidenced by this cover note and named in it has bound itself only for its own part and not one for any other and only for is proportion of the total coverage evidenced by this cover note.

                                                                   Page 5 of 5
                                                   3341-00-0001-00-95-03-01-00

      GUY CARPENTER


                        20TH CENTURY INSURANCE COMPANY
                       FIRST PROPERTY CATASTROPHE COVER
                       --------------------------------


                                EXCLUSION LIST
                                --------------


1.  Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance.

2.  Flood and/or Earthquake when written alone.

3.  Mortgage Impairment Business.

4. Pools, Associations and Syndicates in accordance with the Pools, Associations and Syndicates Exclusion Clause.

5.  All reinsurance assumed other than facultative.

6. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy containing a standard War Exclusion Clause.

7.  Insolvency Funds Exclusion Clause.

8. Third Party Bodily Injury or Death Liability, Third Party Personal Injury Liability, Third Party Property Damage Liability and Medical Payments insurance. However, nothing herein contained shall be construed as excluding liability for damage to property in an insured's care, custody or control for which the insured may be liable.

9. Excluding Loss/or Damage/or Costs/or Expenses arising from Seepage and/or Pollution and/or Contamination, other than Contamination from Smoke Damage. Nevertheless, this exclusion does not preclude any payment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder but subject always to a limit of 25% of the Reassured's property loss under the original policy.

10. Special Programs as declared by the Reassured.

11. Extra Contractual Obligations and Exess of Original Policy Limits - wording to be agreed.

      GUY CARPENTER
      Guy Carpenter & Company, Inc.
      4 Embarcadero Center, San Francisco, Ca. 94111
      Telephone:  (415) 981-8900, Telex:  34-295

                                              Page 1 of 8

                                              No.  3341-00-0001-00-95-03-02-00

                                              San Francisco,  August 17, 1995



20th Century Insurance Company
6301 Owensmouth
Woodland Hills, California  91367


Gentlemen:


      We are in receipt of confirmation that the following reinsurance has been effected for your account:



REASSURED         20th Century Insurance Company
                  21st Century Casualty Company
                  Woodland Hills, California



COVER Property Catastrophe Cover applying to all business underwritten and classified by the Reassured as Homeowners' (Section 1), Condominium Owners' (Section 1), Dwelling Fire, Inland Marine, and Auto Physical Damage.



LIMIT             $90,000,000  ultimate  net   loss  each  occurrence   excess
                  $10,000,000 ultimate net loss each occurrence.
                  Reassured to retain at minimum 5% of limit hereon, net and unreinsured.



DEFINITION OF
OCCURRENCE        Any one disaster, accident  or loss or series  of disasters, accidents or  losses arising  out of  one event,  subject to maximum 168 consecutive hours  in any one occurrence  within the area of one province, territory or state and  provinces,
                  territories  and  states  contiguous  thereto  and  to   one
                  another, except for:



                        72 Hours Clauses - Tornado, cyclone, hurricane,  wind-
                                           storm and hail.
                                        -  Riot,  riot  attending  a   strike,
                                           civil   commotion,   vandalism  and
                                           malicious mischief.

This document is intended for use as evidence that reinsurance described above has been effected against which reinsurers contract will be duly issued. Immediate advice must be given of any discrepancies, inaccuracies or necessary changes.

      GUY CARPENTER
                                                                   Page 2 of 8
                                                   3341-00-0001-00-95-03-02-00


                  No Reinstatement in the same event for Wind



                  As  respects  the  168  Hour  Clauses  only  one  such   168
                  consecutive hours shall apply in respect of one event.



                  No loss caused by Perils as covered under the 72 hour clauses may be included in any recovery made under the 168 hour provisions.


DURATION Losses occurring during the twelve-month period effective 12:01 a.m., P.D.T. July 1, 1995.


TERRITORY         As original.
RATE              Annual Minimum Premium $10,440,000.


                  Annual Deposit Premium $13,050,000 payable quarterly in advance in four equal installments of $3,262,500.


                  Adjustable at 22.32% of Gross Net Earned Premium Income for Homeowners' (Section 1), Condominium Owners' (Section 1), Dwelling Fire, and Inland Marine, for the period.


REINSTATEMENT     One annual  reinstatement at  additional premium  100% as to time and pro rata as to amount.


                  Simultaneous settlement of reinstatement premium on paid losses.


EXCLUSIONS        See attached Exclusion List.


NON ADMITTED
REINSURERS        Agree  to  provide  clean,  irrevocable  and   unconditional
                  letters of Credit as respects outstanding loss reserves, IBNR and LAE.


GENERAL
CONDITIONS        Ultimate Net Loss Clause  -   Reassured to  have benefit  of
                                                underlying catastrophe  excess
                                                of     loss     re insuranc e,
                                                recoveries  under  which shall
                                                inure to its sole benefit.

      GUY CARPENTER
                                                                   Page 3 of 8
                                                   3341-00-0001-00-95-03-02-00



                  Net Retained Lines Clause
                  Service of Suit Clause
                  Several Liability Notice (LSW 1001)
                  Indemnification and Errors and Omissions Clause
                  Extended Expiration Clause
                  Guy Carpenter Intermediary Clause





INFORMATION:      No Earthquake Shock Endorsement in effect after August 30th,
                  1995





      *                             *                                   *

      GUY CARPENTER
                                                                   Page 4 of 8
                                                   3341-00-0001-00-95-03-02-00


DOMESTIC REINSURERS:
-------------------
Allmerica Re.                                                     0.1112%

Fester, Fothergill and Hartung on behalf of:                      0.2565%

   Folksamerica Reinsurance Company

Folksamerica Reinsurance Company                                  0.5000%

Frankona America Reinsurance Company                              0.3611%

Hartford Reinsurance Management Company on behalf of:             0.1944%

   Hartford Fire Insurance Company

The Mercantile and General Reinsurance Company of America         0.3231%

Nationwide Mutual Insurance Company                               0.7518%

Prudential Reinsurance Company                                    1.3889%

Shelter Reinsurance Company                                       0.1944%

Sydney Reinsurance Corporation                                    0.5258%

The Toa-Re Insurance Company of America                           0.2344%

  Thru The Mercantile and General Reinsurance Company of America


Transatlantic Reinsurance Company                                 3.2157%

United Fire and Casualty Company                                  0.0863%

USF Re. Insurance Company                                         0.1944%

Vesta Fire Insurance Corporation                                  4.4444%

Zenith Insurance Company                                          0.1000%
                                                                  -------
                                                                  12.8824%
                                                                  ========


Each reinsurer subscribing the coverage evidenced by this cover note and named in it has bound itself only for its own part and not one for any other and only for is proportion of the total coverage evidenced by this cover note.

      GUY CARPENTER
                                                                   Page 5 of 8
                                                   3341-00-0001-00-95-03-02-00


FOREIGN REINSURERS (Other than London Market Reinsurers):
--------------------------------------------------------
Carpenter Bowring (Australia) Ltd. on behalf of:                  1.1850%

REAC

Carpenter Bowring (Bermuda) Ltd. on behalf of:                    7.7778%

  Mid Ocean Re

Central Reinsurance Corporation (Republic of China)               0.0556%

Centre Cat Limited (Bermuda)                                      9.4800%

Copenhagen Reinsurance Company Ltd. - (Denmark)                   0.5777%

Global Capital Reinsurance Ltd. (Bermuda)                         3.8889%

International Property Catastrophe Reinsurance Company Ltd.
(Bermuda)                                                         5.8047%

LaSalle Re. Limited (Bermuda)                                     2.4042%

Nissan Fire & Marine Insurance Company Limited (Japan)            0.2222%

Renaissance Reinsurance Company (Bermuda)                         11.1111%

Sirius International Insurance Corporation (Sweden)               0.1333%

Tempest Re. (Bermuda)                                             13.1559%

UFREAS:
------
AXA Reassurance (France)                                          4.4445%

Compagnie Transcontinentale de Reassurances - (France)            0.2924%

Corifrance (France)                                               0.1667%

La Reunion Francaise                                              1.1112%
                                                                  -------
  Par Societe Parisienne de Souscription (France)

                                                                  61.8112%
                                                                  ========


Each reinsurer subscribing the coverage evidenced by this cover note and named in it has bound itself only for its own part and not one for any other and only for is proportion of the total coverage evidenced by this cover note.

GUY CARPENTER
                                                                   Page 6 of 8
                                                   3341-00-0001-00-95-03-02-00

LONDON  COMPANIES
-----------------


CNA International Reinsurance Company Limited                      0.8052%

London, England



The Copenhagen Reinsurance Company (U.K.) Limited

London, England                                                    0.2818%



Liberty Mutual Insurance Company (U.K.) Limited                    0.8053%

London, England



QBE International Insurance Limited                                1.1918%

London, England



Sphere Drake Insurance (UK)                                        0.2684%

London, England



St. Paul Reinsurance Company Limited                               0.5369%

London, England



Zurich Reinsurance (UK) Limited                                    0.8053%
                                                                   -------
London, England

                                                                    4.6947
                                                                    ======


                                                      Part of 20.3064



                                                      Part of 100.0000%



Federal Excise Tax is not applicable.





Each reinsurer subscribing the coverage evidenced by this cover note and named in it has bound itself only for its own part and not one for any other and only for is proportion of the total coverage evidenced by this cover note.

GUY CARPENTER
                                                                   Page 7 of 8
                                                   3341-00-0001-00-95-03-02-00


LLOYD'S UNDERWRITERS
--------------------


                                                                  15.6117%



                                                      Part of 20.3064%



                                                      Part of 100.0000%





        Syndicate  Syndicate No.                   Syndicate      Syndicate
        ---------  -------------                   ---------      ---------
                                                                      No.
                                                                     ---
0.9395%       HGJ           205            0.5369%       DFB             183

0.8053%       JHV           376            0.1879%       PWH             382

0.4027%       RAE           219            0.4026%       AMU             529

1.3421%       WEH           362            0.5369%       SAM             727

1.6105%       KJC           40             0.1610%       MVH             1093

0.2014%       AER           33             0.4687%       RGB             490

0.2013%       SEB           1165           0.0682%       RGB             2490

0.4698%       HRD           1028           0.1073%       CFP             314

0.0536%       PJG           79             0.2416%       COX             590

0.2684%       NMT           1174           0.1342%       PTZ             1095

0.2684%       TMH           625            0.0537%       MEW             1069

0.0537%       GLR           55             0.0601%       JPB             322

2.6843%       SJC           1003           0.0204%       FRA             2322

0.2684%       BFC           780            0.1074%       JEM             1141

0.4778%       GSC           958            0.1074%       DJN             1096

0.0483%       GCG           179            1.2079%       IAM             672

0.5369%       SVH           1007           0.0859%       BER             539

0.1342%       MED           609            0.0215%       COT             538

0.0671%       BAR           990            0.2684%       GNR             570

                                 GUY CARPENTER & COMPANY, INC.

                                       Timothy J. Brophy

                                      Senior Vice President


Each reinsurer subscribing the coverage evidenced by this cover note and named in it has bound itself only for its own part and not one for any other and only for is proportion of the total coverage evidenced by this cover note.

GUY CARPENTER
                                                                   Page 8 of 8
                                                   3341-00-0001-00-95-03-02-00






                       20TH CENTURY INSURANCE COMPANY

                       FIRST PROPERTY CATASTROPHE COVER
                       --------------------------------




                                EXCLUSION LIST
                                --------------




1.  Nuclear Incident Exclusion Clauses - Physical Damage - Reinsurance.

2.  Flood and/or Earthquake when written alone.

3.  Mortgage Impairment Business.

4. Pools, Associations and Syndicates in accordance with the Pools, Associations and Syndicates Exclusion Clause.

5.  All reinsurance assumed other than facultative.

6. War risk, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, or confiscation by order of any government or public authority, as excluded under a standard policy containing a standard War Exclusion Clause.

7.  Insolvency Funds Exclusion Clause.

8. Third Party Bodily Injury or Death Liability, Third Party Personal Injury Liability, Third Party Property Damage Liability and Medical Payments insurance. However, nothing herein contained shall be construed as excluding liability for damage to property in an insured's care, custody or control for which the insured may be liable.

9. Excluding Loss/or Damage/or Costs/or Expenses arising from Seepage and/or Pollution and/or Contamination, other than Contamination from Smoke Damage. Nevertheless, this exclusion does not preclude any pay-ment of the cost of the removal of debris of property damaged by a loss otherwise covered hereunder but subject always to a limit of 25% of the Reassured's property loss under the original policy.

10. Special Programs as declared by the Reassured.

11. Extra Contractual Obligations and Exess of Original Policy Limits - wording to be agreed.

      GUY CARPENTER
      Guy Carpenter & Company, Inc.
      4 Embarcadero Center, San Francisco, Ca. 94111
      Telephone:  (415) 981-8900, Telex:  34-295

                                              Endorsement No. 1

                                              No. 3341-00-0001-00-95-03-02-00

                                              San Francisco,  August 17, 1995



20th Century Insurance Company
6301 Owensmouth
Woodland Hills, California  91367



Gentlemen:



      It is hereby understood and agreed that, effective 12:01 a.m., P.D.T. August 1, 1995, the undersigned Reinsurer's participation will be amended for the term August 1, 1995 to July 1, 1996 as follows:

      Centre Cat Limited (Bermuda)                                7.4800%



      Furthermore, for the period July 1, 1995 to August 1, 1995, Centre Cat Limited will receive pro-rata reinsurance premium in the amount of $103,095.00 in consideration for coverage during that period.

      Tempest Re. (Bermuda)                                       9.1559%



      Furthermore, for the period July 1, 1995 to August 1, 1995, Tempest Re. will receive pro-rata reinsurance premium in the amount of $143,070.41 in consideration for coverage during that period.

      International Property Catastrophe Reinsurance Company Ltd. 11.8047%



      All other terms and conditions remain unchanged.





                                                GUY CARPENTER & COMPANY, INC.


                                                      Timothy J. Brophy


                                                      Senior Vice President



This document is intended for use as evidence that reinsurance described above has been effected against which reinsurers contract will be duly issued. Immediate advice must be given of any discrepancies, inaccuracies or necessary changes.

      GUY CARPENTER
      Guy Carpenter & Company, Inc.
      4 Embarcadero Center, San Francisco, Ca. 94111
      Telephone:  (415) 981-8900, Telex:  34-295



                                              Page 1 of 6

                                              No.  3341-00-0002-00-96-03-00-00

                                              San Francisco, January 19, 1996



20th Century Insurance Company
6301 Owensmouth
Woodland Hills, California  91367


Gentlemen:


      We are in receipt of confirmation that the following reinsurance has been effected for your account:



REASSURED         20th Century Insurance Company
                  21st Century Casualty Company
                  Woodland Hills, California





TREATY            60% QUOTA SHARE TREATY  applying to all business  classified
                  by  the  Reassured  as  Personal  Excess  Liability   Policy
                  (P.E.L.P.).





LIMIT             60% Quota Share of a maximum of $1,000,000 CSL any one risk.
                  (Maximum cession $600,000 CSL any one risk).



                  The Reassured shall be the sole judge of what constitutes one risk.





TERRITORY         This  reinsurance  shall  apply  wherever  the   Reassured's
                  policies apply.





RETENTION         40%  Quota  Share  subject  only to Contingency Reinsurance.
                  Recoveries under which shall inure to the Reassured's sole benefit.





PERIOD Continuous and to apply to new, renewal and reunderwritten policies incepting on and after 12:01 A.M., Pacific Standard Time January 1, 1996.

             GUY CARPENTER
                                                                   Page 2 of 6

                                                   3341-00-0002-00-96-03-00-00



CANCELLATION      At  12:01  A.M,.  Pacific  Standard  Time  of  any January 1
                  following 90 days'  notice.  In  the event of  cancellation,
                  the  Reassured   shall  have   the  option   of  terminating
                  Reinsurers'  liability  in  force  at cancellation date with return by Reinsurers of  the unearned premium portfolio,  or
                  of  continuing   Reinsurers'  liability   until  the   first
                  anniversary date following cancellation.



                  Irrespective of the cancellation option chosen by the Reassured, Reinsurers will remain liable for losses occurring on risks in force at cancellation which for any reason the Reassured is unable to cancel but in no event shall Reinsurers liability continue for more than three years from cancellation date.

PREMIUM AND
COMMISSION        Gross  original  rates  as  allocated  by the Reassured less
                  22.5% commission.





ACCOUNTS Quarterly within 45 days of close of quarter with settlement within 60 days of close of quarter.





CASH LOSSES       $100,000





WARRANTY          Reassured shall use only their Policy.





EXCLUSIONS        As per attached Exclusion List.





LOSS ADJUSTMENT &
LEGAL EXPENSES    Pro  rated and in proportion  to each party's share of  loss and in addition to limit hereof, except where the limit of the Reassured's policy includes defense costs as part of the limit.



STATISTICAL
REPORTS Quarterly reports of unearned premiums and outstanding losses.



NON-ADMITTED
REINSURERS        Agree  to  provide  clean,  irrevocable  and   unconditional
                  Letters of Credit as respects outstanding loss reserves, IBNR, LAE and unearned premiums.

             GUY CARPENTER
                                                                   Page 3 of 6

                                                   3341-00-0002-00-96-03-00-00



CLAUSES           Extended Expiration Clause

                  Original Conditions Clause

                  Extra Contractual Obligations Clause (Combined contractual and extra contractual loss not to exceed the limit of this Reinsurance).

                  Excess of Policy Limits Clause

                  Access to Records Clause

                  Errors and Omissions Clause

                  Tax/Federal Excise Tax Statutory Amount

                  Service of Suit Clause

                  Arbitration Clause

                  Insolvency Clause

                  Guy Carpenter Intermediary Clause

             GUY CARPENTER
                                                                   Page 4 of 6

                                                   3341-00-0002-00-96-03-00-00




REINSURERS
----------


The Mercantile and General Reinsurance Company of America         15.0%

SCOR Reinsurance Company                                          15.0%

Underwriters Reinsurance Company                                  30.0%
                                                                  -----

                                                                  60.0%
                                                                  =====







                                                 GUY CARPENTER & COMPANY, INC.


                                                      Timothy J. Brophy


                                                     Senior Vice President

      GUY CARPENTER
                                                                   Page 5 of 6

                                                   3341-00-0002-00-96-03-00-00




                        20TH CENTURY INSURANCE COMPANY

                 PERSONAL EXCESS LIABILITY QUOTA SHARE TREATY
                 --------------------------------------------




                                EXCLUSION LIST
                                --------------




This Contract does not apply to and specifically excludes the following:



    1. Perils and clauses which are excluded in the Reassureds Personal Excess Liability Policy (P.E.L.P.).

    2.  Assumed Reinsurance except Agency Reinsurance.

    3.  Nuclear Incident Exclusion Clause.

    4. War risks, bombardment, invasion, insurrection, rebellion, revolution, military or usurped power, and confiscation by order of any government or civil authority, as excluded under a standard policy containing a standard war exclusion clause.

    5.  Accident and Health Insurance.

    6. Losses arising out of seepage and pollution as per original exclusions. However, this exclusion shall not apply when the Reassured includes its seepage and pollution exclusion on a policy and the judicial entity having legal jurisdiction invalidates the Reassured's exclusion, thereby obligating the Reassured for liability for seepage and pollution when such liability was intended to be excluded from coverage by the Reassured's seepage and pollution exclusion.

    7. All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part.

        GUY CARPENTER
                                                                   Page 6 of 6

                                                   3341-00-0002-00-96-03-00-00



                     LOSSES AND LOSS ADJUSTMENT EXPENSES
                     -----------------------------------


        As provided in the Original Conditions and Liability of Reinsurer Article, the Company shall settle all losses, and such settlements shall be unconditionally binding upon the Reinsurer in proportion to its participation.



        In addition to the limit hereunder, as shown in the Limit Article, the Reinsurer shall be liable for its pro rata share of all loss adjustment expenses, as defined herein, incurred by the Company in connection with the settlement of, resistance to and negotiations concerning claims and losses. Notwithstanding the foregoing, if the Company's policy includes defense costs as part of the policy limit, such defense costs shall be included with the loss (if any) in making up the recovery from the Reinsurer, up to the limit of this Agreement.



        The term "loss adjustment expenses" shall mean court costs, interest upon awards and judgments, allocated expenses for investigation and adjustment, and all allocated legal expenses paid by the Company which shall include all legal expense and costs associated with any declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations arising under policies ceded to this Agreement. The Reinsurer shall not, however, be required to contribute to the salary charges of any officials or permanent employees of the Company except in the case of field claim adjusters or staff attorneys, and then only when the time spent by any adjuster or staff attorney is definitely allocated to a specific claim or loss.



        The Reinsurer shall be credited with its proportionate share of salvage or recovery made by the Company on account of claims and settlement involving reinsurance hereunder. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer and to prosecute all claims arising out of such rights. All salvages, recoveries or payments recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustment shall be made by the parties hereto.



        The amounts due from the Reinsurer shall be charged in the quarterly accounts. If the amount due from the Reinsurer in respect of any one loss exceeds its percentage of $100,000 the Reinsurer shall upon demand forthwith remit the amount due. The Reinsurer reserves the right to reduce such amount by the amount of any balances under this Agreement which may be due to the Reinsurer in current account.

                                                 [EXECUTION COPY]



------------------------------------------------------------------------------


                           $225,000,000

              AMENDED AND RESTATED CREDIT AGREEMENT


                              AMONG


                     20TH CENTURY INDUSTRIES,
                           as Borrower

                           UNION BANK,
                      as Agent and as Lender

               THE FIRST NATIONAL BANK OF CHICAGO,
                as Documentary Agent and as Lender

   THE BANK OF NEW YORK, FLEET NATIONAL BANK OF CONNECTICUT and
                  THE CHASE MANHATTAN BANK, N.A.
                   as Co-Agents and as Lenders

               FIRST UNION BANK OF NORTH CAROLINA,
                  as Lead Manager and as Lender

                               and

          THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                           DATED AS OF

                         December 7, 1995


------------------------------------------------------------------------------

                        TABLE OF CONTENTS
                        -----------------



ARTICLE I

    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II

    THE CREDITS. . . . . . . . . . . . . . . . . . . . . . . . 15
    2.1. Advances. . . . . . . . . . . . . . . . . . . . . . . 15
    2.2. Ratable Loans . . . . . . . . . . . . . . . . . . . . 15
    2.3. Types of Advances . . . . . . . . . . . . . . . . . . 15
    2.4. Commitment Fee; Reductions in Aggregate Revolving
         Credit Commitment; Amendment Fee. . . . . . . . . . . 16
    2.5. Minimum Amount of Each Advance. . . . . . . . . . . . 16
    2.6. Optional Principal Payments . . . . . . . . . . . . . 16
    2.7.  Mandatory Commitment Reductions and Prepayments. . . 16
    2.8.  Method of Selecting Types and Interest Periods
          for New Advances . . . . . . . . . . . . . . . . . . 18
    2.9.  Conversion and Continuation of Outstanding Advances. 18
    2.10.     Changes in Interest Rate, etc. . . . . . . . . . 19
    2.11.     Rates Applicable After Default . . . . . . . . . 19
    2.12.     Method of Payment. . . . . . . . . . . . . . . . 19
    2.13.     Notes; Telephonic Notices. . . . . . . . . . . . 20
    2.14.     Interest Payment Dates; Interest and Fee Basis . 20
    2.15.     Notification of Advances, Interest Rates,
              Prepayments and Commitment Reductions . . . .  . 20
    2.16.     Lending Installations. . . . . . . . . . . . . . 20
    2.17.     Non-Receipt of Funds by the Agent. . . . . . . . 21
    2.18.     Taxes. . . . . . . . . . . . . . . . . . . . . . 21
    2.19.     Agents' Fees . . . . . . . . . . . . . . . . . . 22

ARTICLE III


    CHANGE IN CIRCUMSTANCES. . . . . . . . . . . . . . . . . . 22
    3.1. Yield Protection. . . . . . . . . . . . . . . . . . . 22
    3.2. Changes in Capital Adequacy Regulations . . . . . . . 23
    3.3. Availability of Types of Advances . . . . . . . . . . 23
    3.4. Funding Indemnification . . . . . . . . . . . . . . . 24
    3.5. Lender Statements; Survival of Indemnity. . . . . . . 24

ARTICLE IV

    CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . 24
    4.1. Effectiveness of this Agreement and the Initial
         Loans Hereunder . . . . . . . . . . . . . . . . . . . 24
    4.2. Each Future Advance . . . . . . . . . . . . . . . . . 26

ARTICLE V

    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . 26
    5.1. Corporate Existence and Standing. . . . . . . . . . . 26
    5.2. Authorization and Validity. . . . . . . . . . . . . . 26
    5.3. Compliance with Laws and Contracts. . . . . . . . . . 27
    5.4. Governmental Consents . . . . . . . . . . . . . . . . 27
    5.5. Financial Statements. . . . . . . . . . . . . . . . . 27
    5.6. Material Adverse Change . . . . . . . . . . . . . . . 28
    5.7. Taxes . . . . . . . . . . . . . . . . . . . . . . . . 28
    5.8. Litigation and Contingent Obligations . . . . . . . . 28
    5.9. Capitalization. . . . . . . . . . . . . . . . . . . . 28
    5.10.     ERISA. . . . . . . . . . . . . . . . . . . . . . 29
    5.11.     Defaults . . . . . . . . . . . . . . . . . . . . 29
    5.12.     Federal Reserve Regulations. . . . . . . . . . . 29
    5.13.     Investment Company . . . . . . . . . . . . . . . 29
    5.14.     Certain Fees . . . . . . . . . . . . . . . . . . 29
    5.15.     Solvency . . . . . . . . . . . . . . . . . . . . 30
    5.16.     Ownership of Properties. . . . . . . . . . . . . 30
    5.17.     Employee Controversies . . . . . . . . . . . . . 30
    5.18.     Material Agreements. . . . . . . . . . . . . . . 30
    5.19.     Environmental Laws . . . . . . . . . . . . . . . 30
    5.20.     Insurance. . . . . . . . . . . . . . . . . . . . 31
    5.21.     Security . . . . . . . . . . . . . . . . . . . . 31
    5.22.     Insurance Licenses . . . . . . . . . . . . . . . 31
    5.23.     Disclosure . . . . . . . . . . . . . . . . . . . 31

ARTICLE VI

    COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . 31
    6.1. Financial Reporting . . . . . . . . . . . . . . . . . 32
    6.2. Use of Proceeds . . . . . . . . . . . . . . . . . . . 34
    6.3. Notice of Default and Other Matters . . . . . . . . . 34
    6.4. Conduct of Business . . . . . . . . . . . . . . . . . 34
    6.5. Taxes . . . . . . . . . . . . . . . . . . . . . . . . 34
    6.6. Compliance with Laws. . . . . . . . . . . . . . . . . 35
    6.7. Maintenance of Properties . . . . . . . . . . . . . . 35

    6.8. Inspection. . . . . . . . . . . . . . . . . . . . . . 35
    6.9.  Capital Stock and Dividends. . . . . . . . . . . . . 35
    6.10.     Indebtedness . . . . . . . . . . . . . . . . . . 36
    6.11.     Merger . . . . . . . . . . . . . . . . . . . . . 36
    6.12.     Sale of Assets . . . . . . . . . . . . . . . . . 36
    6.13.     Sale and Leaseback . . . . . . . . . . . . . . . 37
    6.14.     Investments and Purchases. . . . . . . . . . . . 37
    6.15.     Contingent Obligations . . . . . . . . . . . . . 38
    6.16.     Liens. . . . . . . . . . . . . . . . . . . . . . 38
    6.17.     Affiliates . . . . . . . . . . . . . . . . . . . 39
    6.18.     Environmental Matters. . . . . . . . . . . . . . 39
    6.19.     Change in Corporate Structure; Fiscal Year . . . 39
    6.20.     Inconsistent Agreements. . . . . . . . . . . . . 39
    6.21.     Financial Covenants. . . . . . . . . . . . . . . 40
    6.22.     Insurance Company Financial Covenants. . . . . . 40
    6.22.1.  Surplus as Regards Policyholders. . . . . . . . . 40
    6.22.2.  Operating Leverage. . . . . . . . . . . . . . . . 40
    6.22.3.  Coverage Ratio. . . . . . . . . . . . . . . . . . 40
    6.23.     Tax Consolidation. . . . . . . . . . . . . . . . 40
    6.24.     ERISA Compliance . . . . . . . . . . . . . . . . 41
    6.25.     No Earthquake Insurance Coverage . . . . . . . . 41

ARTICLE VII

    DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . 41

ARTICLE VIII

    ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES . . . . . . 44
    8.1. Acceleration. . . . . . . . . . . . . . . . . . . . . 44
    8.2. Amendments. . . . . . . . . . . . . . . . . . . . . . 44
    8.3. Preservation of Rights. . . . . . . . . . . . . . . . 45
    8.4. Limitation of Rights. . . . . . . . . . . . . . . . . 45

ARTICLE IX

    GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . 45
    9.1. Survival of Representations . . . . . . . . . . . . . 45
    9.2. Governmental Regulation . . . . . . . . . . . . . . . 45
    9.3. Taxes . . . . . . . . . . . . . . . . . . . . . . . . 46
    9.4. Headings. . . . . . . . . . . . . . . . . . . . . . . 46
    9.5. Entire Agreement. . . . . . . . . . . . . . . . . . . 46
    9.6. Several Obligations; Benefits of this Agreement . . . 46
    9.7. Expenses; Indemnification . . . . . . . . . . . . . . 46

    9.8. Numbers of Documents. . . . . . . . . . . . . . . . . 46
    9.9. Accounting. . . . . . . . . . . . . . . . . . . . . . 46
    9.10.     Severability of Provisions . . . . . . . . . . . 47
    9.11.     Non-liability of Lenders . . . . . . . . . . . . 47
    9.12.     CHOICE OF LAW. . . . . . . . . . . . . . . . . . 47
    9.13.     NON-EXCLUSIVE CONSENT TO JURISDICTION. . . . . . 47
    9.14.     WAIVER OF JURY TRIAL . . . . . . . . . . . . . . 47
    9.15.     Disclosure . . . . . . . . . . . . . . . . . . . 47
    9.16.     Counterparts . . . . . . . . . . . . . . . . . . 48
    9.17.     Consent. . . . . . . . . . . . . . . . . . . . . 48
    9.18.     Effect of Restatement. . . . . . . . . . . . . . 48
    9.19.     Exiting Lender . . . . . . . . . . . . . . . . . 48

ARTICLE X

    THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 48
    10.1.     Appointment. . . . . . . . . . . . . . . . . . . 48
    10.2.     Powers . . . . . . . . . . . . . . . . . . . . . 49
    10.3.     General Immunity . . . . . . . . . . . . . . . . 49
    10.4.     No Responsibility for Loans, Recitals, etc.. . . 49
    10.5.     Action on Instructions of Lenders. . . . . . . . 49
    10.6.     Employment of Agents and Counsel . . . . . . . . 49
    10.7.     Reliance on Documents; Counsel . . . . . . . . . 50
    10.8.     Agent's Reimbursement and Indemnification. . . . 50
    10.9.     Notice of Default. . . . . . . . . . . . . . . . 50
    10.10.    Rights as a Lender . . . . . . . . . . . . . . . 50
    10.11.    Lender Credit Decision . . . . . . . . . . . . . 50
    10.12.    Successor Agent. . . . . . . . . . . . . . . . . 51
    10.13.    Documentary Agent. . . . . . . . . . . . . . . . 51

ARTICLE XI

    SETOFF; RATABLE PAYMENTS . . . . . . . . . . . . . . . . . 51
    11.1.     Setoff . . . . . . . . . . . . . . . . . . . . . 51
    11.2.     Ratable Payments . . . . . . . . . . . . . . . . 52

ARTICLE XII

    BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. . . . . 52
    12.1.     Successors and Assigns . . . . . . . . . . . . . 52
    12.2.     Participations.. . . . . . . . . . . . . . . . . 52
              12.2.1.  Permitted Participants; Effect. . . . . 52
              12.2.2.  Voting Rights . . . . . . . . . . . . . 53
              12.2.3.  Benefit of Setoff . . . . . . . . . . . 53

    12.3.     Assignments. . . . . . . . . . . . . . . . . . . 53
              12.3.1.  Permitted Assignments . . . . . . . . . 53
              12.3.2.  Effect; Effective Date. . . . . . . . . 53
    12.4.     Dissemination of Information . . . . . . . . . . 54
    12.5.     Tax Treatment. . . . . . . . . . . . . . . . . . 54

ARTICLE XIII

    NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . 54
    13.1.     Giving Notice. . . . . . . . . . . . . . . . . . 54
    13.2.     Change of Address. . . . . . . . . . . . . . . . 54

                             EXHIBITS
                             --------

Exhibit A (Section 1)        Note
Exhibit B (Section 1)        Pledge Amendment
Exhibit C (Section 6.1(g))   Quarterly Compliance Certificate
Exhibit D (Section 6.1(h))   Monthly Compliance Certificate
Exhibit E (Section 12.3.1)   Assignment Agreement


                            SCHEDULES
                            ---------

Schedule 2.1  -    Loans and Repayments
Schedule 5.7  -    Taxes
Schedule 5.8  -    Litigation and Material Contingent Obligations
Schedule 5.9  -    Capitalization
Schedule 5.10 -    ERISA
Schedule 5.16 -    Owned and Leased Properties
Schedule 5.22 -    License Jurisdictions
Schedule 6.10 -    Indebtedness
Schedule 6.14 -    Investments
Schedule 6.16 -    Liens

              AMENDED AND RESTATED CREDIT AGREEMENT


    This Amended and Restated Credit Agreement, dated as of December 7, 1995, is by and among 20TH CENTURY INDUSTRIES, a California corporation, the Lenders, UNION BANK, individually and as Agent, and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Documentary Agent.


                         R E C I T A L S:
                         ----------------

    A. The Borrower, the Agents and certain financial institutions (the "Existing Lenders") have entered into that certain Credit Agreement dated as
 ----------------
of June 30, 1994, as amended by amendments dated as of October 17, 1994, December 31, 1994 and April 10, 1995 (as so amended, the "Prior Credit
                                                                  ------------
Agreement") pursuant to  which the Existing  Lenders agreed to  make revolving
---------
loans to the Borrower under a revolving credit facility, subject to certain restrictions set forth therein, in an aggregate principal amount not to exceed $175,000,000 at any one time outstanding.

    B. The Borrower has requested that the Prior Credit Agreement be amended and restated in order to increase the size of such revolving credit facility to $225,000,000 and to make certain other changes to the Prior Credit Agreement.

    C. The Borrower, the Agents and the Existing Lenders desire to amend and restate the Prior Credit Agreement to, among other things, accomplish such amendments.

    D. The Lenders which are not Existing Lenders wish to become parties hereto.

    NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agents hereby agree as follows:

                            ARTICLE I

                           DEFINITIONS
                           -----------

    As used in this Agreement:

    "Advance" means  a borrowing  pursuant to  Section 2.1  consisting of  the
     -------
aggregate amount of the several Loans made on the same Borrowing Date by the Lenders to the Borrower of the same Type and, in the case of Eurodollar Advances, for the same Interest Period.

    "Affiliate" of any  Person means any  other Person directly  or indirectly
     ---------
controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

    "Agent"  means  Union  Bank  in  its  capacity  as  agent  for the Lenders
     -----
pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

    "Agents" means, collectively, the Agent and the Documentary Agent.
     ------

    "Aggregate  Revolving  Credit  Commitment"  means  the  aggregate  of  the
     ----------------------------------------
Revolving Credit Commitments of all the Lenders hereunder.

    "Agreement" means this  Amended and Restated  Credit Agreement, as  it may
     ---------
be amended, supplemented, restated or otherwise modified and in effect from time to time.

    "Agreement  Accounting  Principles"  means  generally  accepted accounting
     ---------------------------------
principles as in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.5
                                                                   -----------
(but  only  to  the  extent  that  such  financial statements were prepared in accordance with said generally accepted accounting principles); provided, however, that for purposes of all computations required to be made with respect to compliance by the Borrower with Section 6.9 or 6.21, such term
                                              ------------     ----
shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.5 (but only to the extent that
                                    ------------
such financial statements were prepared in accordance with said generally accepted accounting principles).

    "AIG" means American International Group, Inc., a Delaware corporation.
     ---

    "AIG  Agreement"  means  that  certain  Investment  and Strategic Alliance
     --------------
Agreement dated as of October 17, 1994 between AIG and the Borrower.

    "Alternate Base Rate" or "ABR" means, for any day, a rate of interest  per
     -------------------      ---
annum equal to the higher of (a) the Prime Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

    "Annual Statement" means the  annual statutory financial statement  of any
     ----------------
Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary's jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements recommended by the NAIC to be used for filing annual statutory financial statements and shall contain the type of information recommended by the NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

    "Applicable ABR Margin" means, subject  to the following two sentences  of
     ---------------------
this definition, for any period, the applicable of the following percentages:

         (a)  0% unless a different rate specified below is applicable;

         (b) .25% at any time the aggregate principal balance of outstanding Loans exceeds $175 million unless a different rate specified below is applicable; and

         (c) 0% at any time the Unassigned Funds are positive as of the end of the most recently ended calendar month.

The Applicable ABR Margin shall be adjusted, to the extent required by (a)  or
(b) above, upon the date on which the triggering change in the aggregate principal Loan balance occurs. The Applicable ABR Margin shall be adjusted, to the extent required by (c) above, monthly as of the tenth day after the required delivery date for the certificate executed by the chief financial officer of the Borrower and delivered in accordance with Section 6.1(h);
                                                               ---------------
provided, that if such certificate, together with the financial statements  to
---------
which such certificate relates, are not delivered by such tenth day of any month, then the Applicable ABR Margin for such month shall be determined pursuant to (a) or (b) above, as applicable.

    "Applicable  Eurodollar  Margin"  means,  subject  to  the  following  two
     ------------------------------
sentences of this definition, for any period, the applicable of the following percentages:

         (a)  1.00% unless a different rate specified below is applicable;

         (b)  1.25%  at   any  time   the  aggregate   principal  balance   of
              outstanding Loans exceeds $175 million unless a different rate specified below is applicable;

         (c)  1.00% at any  time the Unassigned Funds are positive as  of the
              end  of  the  most  recently  ended  calendar  month  unless   a
              different rate specified below is applicable; and

         (d) .75% at any time (i) the Unassigned Funds are positive and (ii) the ratio of the Aggregate Revolving Credit Commitment to the Consolidated Surplus as Regards Policyholders of the Insurance Subsidiaries is .50:1.00 or less, in each case as of the end of the most recently ended calendar month.

The Applicable Eurodollar Margin shall be adjusted, to the extent required  by
(a) or (b) above, upon the date on which the triggering change in aggregate principal Loan balance occurs. The Applicable Eurodollar Margin shall be adjusted, to the extent required by (c) or (d) above, monthly as of the tenth day after the required delivery date for the certificate executed by the chief financial officer of the Borrower and delivered in accordance with Section
                                                                       -------
6.1(h);  provided,  that  if  such  certificate,  together  with the financial
-------  ---------
statements to which such certificate relates, are not delivered by such tenth day of any month, then the Applicable Eurodollar Margin for such month shall be determined pursuant to (a) or (b) above, as applicable.

    "Article" means an  article of this  Agreement unless another  document is
     -------
specifically referenced.

    "Authorized Officer" means any  of the chief executive  officer, president
     ------------------
or chief financial officer of the Borrower, acting singly.

    "Bankruptcy Code" means Title 11, United States Code, sections 1  et.seq.,
     ---------------
as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

    "Borrower" means  20th Century  Industries, a  California corporation, and
     --------
its successors and assigns.

    "Borrowing Date" means a date on which an Advance is made hereunder.
     --------------

    "Borrowing Notice" is defined in Section 2.8.
     ----------------

    "Business Day" means  (a) with respect  to any borrowing,  payment or rate
     ------------
selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Los Angeles and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Los Angeles and New York for the conduct of substantially all of their commercial lending activities.

    "Capitalized  Lease"  of  a  Person  means  any  lease of Property by such
     ------------------
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

    "Capitalized  Lease  Obligations"  of  a  Person  means  the amount of the
     -------------------------------
obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

    "Change" is defined in Section 3.2.
     ------                ------------

    "Change in Control"  means (a) the  acquisition by any  Person, or two  or
     -----------------
more Persons acting in concert, including without limitation any acquisition effected by means of any transaction contemplated by Section 6.11, of
                                                             -------------
beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower, (b) during any period of 25 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing Directors") who
(i) were directors of the Borrower on the first day of such period or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower, to constitute a majority of the board of directors of the Borrower or (c) the Borrower shall cease to own beneficially and of record, free and clear of all Liens (other than the Lien of the Pledge Agreement), or voting agreements, restrictions or trusts of any kind 100% of the outstanding shares of capital stock of each Insurance Subsidiary.

    "Code" means the  Internal Revenue Code  of 1986, as  amended, reformed or
     ----
otherwise modified from time to time.

    "Combined Statutory Basis" means, with respect  to any two or more of  the
     ------------------------
Insurance Subsidiaries at any time, the financial results achieved by combining the then most recent Annual Statements or Quarterly Statements of such Insurance Subsidiaries (or any one or more parts thereof), after eliminating therefrom the amount and the effect (including, without limitation, any effect on Surplus as Regards Policyholders) of any investments, liabilities, expenses, income or other items appearing in such Annual Statements or Quarterly Statements which may have arisen out of any one or more transactions by and among any of such Insurance Subsidiaries.

    "Commitment" means,  for each  Lender, the  obligation of  such Lender  to
     ----------
make Loans not exceeding the amount set forth opposite its signature below, as such amount may be modified from time to time pursuant to the terms hereof.

    "Condemnation" is defined in Section 7.8.
     ------------                ------------

    "Consolidated"  or  "consolidated",  when  used  in  connection  with  any
     ------------        ------------
calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles.

    "Contingent Obligation" of  a Person means  any agreement, undertaking  or
     ---------------------
arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

    "Controlled  Group"   means  all   members  of   a  controlled   group  of
     -----------------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

    "Conversion/Continuation Notice" is defined in Section 2.9.
     ------------------------------                -----------

    "Coverage Ratio" is defined in Section 6.22.3.
     --------------                --------------

    "Debt  Securities"  means  obligations  for  money  borrowed  evidenced by
     ----------------
notes, bonds, debentures or other similar instruments.

    "Default" means an event described in Article VII.
     -------                              -----------

    "Department" is defined in Section 8.4.
     ----------                -----------

    "Documentary Agent"  means First  Chicago in  its capacity  as documentary
     -----------------
agent for the Lenders hereunder.

    "Environmental Laws" is defined in Section 5.19.
     ------------------                ------------

    "ERISA" means  the Employee  Retirement Income  Security Act  of 1974,  as
     -----
amended from time to time.

    "Eurodollar  Advance"  means  an   Advance  which  bears  interest   at  a
     -------------------
Eurodollar Rate.

    "Eurodollar Base  Rate" means,  with respect  to a  Eurodollar Advance for
     ---------------------
the relevant Interest Period, the rate determined by the Agent to be the arithmetic average of the rates reported to the Agent by each Reference Bank as the rate at which deposits in U.S. dollars are offered by such Reference Bank to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of such Reference Bank's relevant Eurodollar Advance and having a maturity approximately equal to such Interest Period. If any Reference Bank fails to provide such quotation to the Agent, then the Agent shall determine the Eurodollar Base Rate on the basis of the quotations of the remaining Reference Bank(s).

    "Eurodollar Loan" means, with respect  to a Lender, such Lender's  portion
     ---------------
of any Eurodollar Advance.

    "Eurodollar Rate"  means, with  respect to  a Eurodollar  Advance for  the
     ---------------
relevant Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Interest Period, divided by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (b) the Applicable Eurodollar Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

    "Existing Lenders" is defined in the recitals to this Agreement.
     ----------------

    "Facility Termination Date" means April 1, 2001.
     -------------------------

    "Federal Funds Effective  Rate" means, for  any day, an  interest rate per
     -----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Los Angeles time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

    "Financial Statements" is defined in Section 5.5.
     --------------------                -----------

    "First  Chicago"  means  The  First  National  Bank  of  Chicago  in   its
     --------------
individual capacity, and its successors.

    "Floating Rate"  means, for  any day,  a rate  per annum  equal to (a) the
     -------------
Alternate Base Rate for such day, plus (b) the Applicable ABR Margin, in each case changing when and as the Alternate Base Rate changes.

    "Floating  Rate  Advance"  means  an  Advance  which bears interest at the
     -----------------------
Floating Rate.

    "Governmental  Authority"  means  any  nation  or government, any state or
     -----------------------
other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government including, without limitation, any board of insurance, insurance department or insurance commissioner.

    "Hazardous Materials" is defined in Section 5.19.
     -------------------                ------------

    "Indebtedness"  of  a  Person  means  such  Person's  (a)  obligations for
     ------------
borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations pursuant to or in respect of a Letter of Credit and (i) repurchase obligations or liabilities with respect to Accounts or notes receivable sold by such Person.

    "Insurance Subsidiaries" means  20th Century, 21st  Century and any  other
     ----------------------
Subsidiary in the insurance business which is approved as an "Insurance Subsidiary" by the Required Lenders.

    "Interest Period" means,  with respect to  a Eurodollar Advance,  a period
     ---------------
of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically
                       --------  -------
corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding
                            --------   -------
Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

    "Investment" of a Person means  any loan, advance (other than  commission,
     ----------
travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

    "Lenders" means the lending institutions listed on the signature pages  of
     -------
this Agreement and their respective successors and assigns.

    "Lending Installation" means, with respect  to a Lender or the  Agent, any
     --------------------
office, branch, subsidiary or affiliate of such Lender or the Agent.

    "Letter  of  Credit"  of  a  Person  means  a  letter of credit or similar
     ------------------
instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

    "License" means  any license,  certificate of  authority, permit  or other
     -------
authorization which is required to be obtained from any Governmental Authority in connection with the operation, ownership or transaction of insurance business.

    "Lien" means any security  interest, lien (statutory or  other), mortgage,
     ----
pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

    "Loan"  means,  with  respect  to  a  Lender, such Lender's portion of any
     ----
Advance and "Loans" means, with respect  to the Lenders, the aggregate of  all
             -----
Advances.

    "Loan Documents" means  this Agreement, the  Notes, the Pledge  Agreement,
     --------------
the Pledge Amendment and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Agent or any Lender.

    "Margin Stock" has the meaning assigned to that term under Regulation U.
     ------------

    "Material  Adverse  Effect"  means  a  material  adverse effect on (a) the
     -------------------------
business, Property, condition (financial or other), performance, results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Subsidiary to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

    "Multiemployer  Plan"  means  a  Plan  maintained pursuant to a collective
     -------------------
bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party and to which more than one employer is obligated to make contributions.

    "NAIC" means the  National Association of  Insurance Commissioners or  any
     ----
successor thereto, or in lieu thereof, any other association, agency or other organization performing advisory, coordination or other like functions among insurance departments, insurance commissions and similar Governmental Authorities of the various states of the United States of America toward the promotion of uniformity in the practices of such Governmen-tal Authorities.

    "Net  Income"  means,  for  any  computation  period,  with respect to the
     -----------
Borrower on a consolidated basis with its Subsidiaries, cumulative net income earned during such period in accordance with Agreement Accounting Principles.

    "Net Written  Premium" means,  with respect  to any  Insurance Subsidiary,
     --------------------
the net written premiums thereof for the relevant period ("Underwriting and Investment" statement, page 9, part 2B, column 4, line 32).

    "Net Worth" means at any date the consolidated stockholders equity of  the
     ---------
Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles, but excluding the effects of FASB 115.

    "Non-Excluded Taxes" is defined in Section 2.18(a).
     ------------------                ---------------

    "Note" means  a promissory  note in  substantially the  form of  Exhibit A
     ----                                                            ---------
hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower and payable to the order of a Lender in the amount of its Revolving Credit Commitment, including any amendment, modification, renewal or replacement of such promissory note.

    "Notice of Assignment" is defined in Section 12.3.2.
     --------------------                --------------

    "Obligations"  means  all  unpaid  principal  of  and  accrued  and unpaid
     -----------
interest on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent, the Documentary Agent or any indemnified party hereunder arising under any of the Loan Documents and any Rate Hedging Obligations of the Borrower relating to the Loans and owing to any Lender.

    "Participants" is defined in Section 12.2.1.
     ------------                --------------

    "Payment  Date"  means  the  first  day  of  each January, April, July and
     -------------
October.

    "PBGC" means  the Pension  Benefit Guaranty  Corporation or  any successor
     ----
thereto.

    "Person"  means  any  natural  person,  corporation,  firm, joint venture,
     ------
partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

    "Plan" means an employee pension benefit plan, as defined in Section  3(2)
     ----
of ERISA, as to which the Borrower or any member of the Controlled Group may have any liability.

    "Pledge Agreement" means that certain  Stock Pledge Agreement dated as  of
     ----------------
June 30, 1994 by the Borrower in favor of the Agent for the benefit of the Lenders, as the same is being amended as of the date hereof and as the same may be further amended, supplemented, restated or otherwise modified from time to time.

    "Pledge Amendment" means that  certain amendment to the  Pledge Agreement,
     ----------------
dated as of the date hereof and in substantially the form of Exhibit B.
                                                             ---------

    "Preferred  Stock"  means  the  Series  A convertible preferred stock, par
     ----------------
value $1.00 per share, of the Borrower having the preferences set forth on the certificate of determination attached as Exhibit A to the AIG Agreement.

    "Prime Rate" means a  rate per annum equal  to the prime rate  of interest
     ----------
announced by Union Bank from time to time, changing when and as said prime rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. Union Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

    "Prior Credit Agreement" is defined in the recitals to this Agreement.
     ----------------------

    "Property"  of  a  Person  means  any  and  all  property,  whether  real,
     --------
personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

    "pro-rata" means, when  used with respect  to a Lender,  and any described
     --------
aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Revolving Credit Commitment or if the Aggregate Revolving Credit Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances.

    "Purchase" means any transaction,  or any series of  related transactions,
     --------
consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

    "Purchasers" is defined in Section 12.3.1.
     ----------                --------------

    "Quarterly Statement"  means the  quarterly statutory  financial statement
     -------------------
of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary's jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements recommended by NAIC to be used for filing quarterly statutory financial statements and shall contain the type of information recommended by NAIC to be disclosed therein, together with all exhibits or schedules filed therewith.

    "Rate Hedging Obligations"  of a Person  means any and  all obligations of
     ------------------------
such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-
currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

    "Reference  Banks"  means  First  Chicago  and  Union  Bank.  In the event
     ----------------
either of such institutions shall cease to be a Lender, then "Reference Banks" shall mean the institution which remains a Lender together with the additional institution, if any, designated as a Reference Bank by the Borrower and the remaining Reference Bank.

    "Regulation  D"  means  Regulation  D  of  the  Board  of Governors of the
     -------------
Federal  Reserve  System  as  from  time  to  time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

    "Regulation  G"  means  Regulation  G  of  the  Board  of Governors of the
     -------------
Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

    "Regulation  T"  means  Regulation  T  of  the  Board  of Governors of the
     -------------
Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

    "Regulation  U"  means  Regulation  U  of  the  Board  of Governors of the
     -------------
Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

    "Regulation  X"  means  Regulation  X  of  the  Board  of Governors of the
     -------------
Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

    "Release"  is  defined   in  the  Comprehensive   Environmental  Response,
     -------
Compensation and Liability Act, as amended, 42 U.S.C. 39601 et.seq.
                                                            ------

    "Reportable Event" means a reportable event as defined in Section 4043  of
     ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, that a failure to meet the minimum
                                 --------
funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or
Section 412(d) of the Code.

    "Required Lenders" means Lenders in the aggregate having at least  66-2/3%
     ----------------
of the Aggregate Revolving Credit Commitment or, if the Aggregate Revolving Credit Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the aggregate unpaid principal amount of the outstanding Loans.

    "Reserve  Requirement"  means,  with  respect  to  an Interest Period, the
     --------------------
maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed upon any Lender under Regulation D on Eurocurrency liabilities.

    "Revolving Credit Commitment"  means, for each  Lender, the obligation  of
     ---------------------------
such  Lender  to  make  Loans  to  the  Borrower pursuant to Section 2.1 in an
                                                             -----------
aggregate amount at any one time outstanding not exceeding the amount set forth opposite its name under the heading "Revolving Credit Commitment" on the signature page hereto, as such amount may be modified or reduced from time to time pursuant to the terms of this Agreement.

    "Risk-Based Capital Guidelines" is defined in Section 3.2.
     -----------------------------                -----------

    "SAP"  means,  with  respect  to  any  Insurance Subsidiary, the statutory
     ---
accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) as in effect from time to time in the jurisdiction of incorporation of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary; provided, however, that for purposes of computations required to be made with respect to compliance by the Borrower with Section 6.22, such term shall mean the statutory accounting practices
     -------------
prescribed or permitted by the insurance commissioner (or other similar authority) as of the date hereof in the jurisdiction of incorporation of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary.

    "Section"  means  a  numbered  section  of  this Agreement, unless another
     -------
document is specifically referenced.

    "Single  Employer  Plan"  means  a  Plan  subject  to  Title  IV  of ERISA
     ----------------------
maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

    "Solvent" means, when  used with respect  to a Person,  that (a) the  fair
     -------
saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by the Borrower), whether or not reflected on a balance sheet prepared in accordance with Agreement Accounting Principles and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

    "Statutory Net  Income" means  the after-tax  statutory net  income of the
     ---------------------
Borrower's Insurance Subsidiaries for the relevant period (calculated in the manner set forth in the "Statement of Income", page 4, line 16 of the Annual Statement).

    "Subsidiary" of a Person  means (a) any corporation  more than 50% of  the
     ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

    "Substantial Portion" means, with respect to the Property of the  Borrower
     -------------------
and its Subsidiaries, Property which (a) represents more than 5% of the consolidated assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the quarter next preceding the date on which such determination is made, or (b) is responsible for more than 5% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries for the 12-month period ending as of the end of the quarter next preceding the date of determination.

    "Surplus as Regards  Policyholders" means, with  respect to any  Insurance
     ---------------------------------
Subsidiary at any time, the "capital stock" of such Insurance Subsidiary at such time, as determined in accordance with SAP ("Liabilities, Surplus and Other Funds" statement, page 3, line 25 of the Annual Statement).

    "20th  Century"  means  20th  Century  Insurance  Company,  a   California
     -------------
corporation, and its successors and assigns.

    "21st  Century"  means  21st   Century  Casualty  Company,  a   California
     -------------
corporation, and its successors and assigns.

    "Termination Event"  means, with  respect to  a Plan  which is  subject to
     -----------------
Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

    "Transferee" is defined in Section 12.4.
     ----------                ------------

    "Type" means, with respect to any  Advance, its nature as a Floating  Rate
     ----
Advance or Eurodollar Advance.

    "UCC" means the  New York Uniform  Commercial Code as  amended or modified
     ---
and in effect from time to time.

    "Unassigned Funds" means the "unassigned funds (surplus)" of 20th  Century
     ----------------
calculated in the manner set forth in the "Liabilities, Surplus and Other Funds" statement, page 3, line 24C of the Annual Statement.

    "Unfunded Liability" means the amount (if any) by which the present  value
     ------------------
of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan using the actuarial assumptions as in effect for 1993 for each Plan.

    "Unmatured Default" means an event which but for the lapse of time or  the
     -----------------
giving of notice, or both, would constitute a Default.

    "Union  Bank"  means  Union  Bank  in  its  individual  capacity,  and its
     -----------
successors.

    "Warrants" means  the Series  A warrants  to purchase  common stock of the
     --------
Borrower having the terms and conditions set forth on Exhibit B to the AIG Agreement.

    "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of  the
     -----------------------
outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

    The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. References to "Articles," "Sections," "subsections," "paragraphs," "Exhibits" and "Schedules" in this Agreement shall refer to Sections, subsections, paragraphs, Exhibits and Schedules of this Agreement unless otherwise expressly provided; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

    References herein to particular columns, lines or sections of any Person's Annual Statement shall be deemed, where appropriate, to be references to the corresponding column, line or section of such Person's Quarterly Statement, or if no such corresponding column, line or section exists or if any report form changes, then to the corresponding item referenced thereby.


                            ARTICLE II

                           THE CREDITS
                           -----------

    2.1. Advances.  (a)    From  and  including  the  date  hereof  to but not
         --------
including the Facility Termination Date, each Lender severally (and not jointly) agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Revolving Credit Commitment existing at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Advances at any time prior to the Facility Termination Date.

         (b) The Borrower hereby agrees that if at any time the aggregate balance of the Loans exceeds the Aggregate Revolving Credit Commitment, the Borrower shall repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess.

         (c) The Borrower's obligation to pay the principal of, and interest on, the Loans shall be evidenced by the Notes. Although the Notes shall be dated the date hereof, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Note shall be equal to the applicable Lender's Revolving Credit Commitment, each Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Loans at the time evidenced thereby.

         (d) Each Advance included in the Loans shall mature, and the principal amount thereof and the unpaid accrued interest thereon shall be due and payable, on the Facility Termination Date.

         (e)  Notwithstanding the requirements of  Sections 2.2 and 2.12  that
                                                   ------------     ----
all Loans be made, and all payments be applied, ratably among the Lenders, subject to the satisfaction of the conditions specified in Sections 4.1 and
                                                              ------------
4.2, on the date hereof the Lenders specified on Schedule 2.1 shall make Loans
---                                              ------------
in  the  amounts  specified  on  such  Schedule 2.1 and the aggregate proceeds
                                       ------------
thereof shall  be applied  as specified  on such  Schedule 2.1  so that, after
                                                  ------------
giving effect to such Loans and application of proceeds, the aggregate outstanding Loans shall be allocated ratably among the Lenders as specified on such Schedule.

    2.2. Ratable Loans.   Each Advance hereunder  shall consist of  Loans made
         -------------
from the several Lenders ratably in proportion to the ratio that their respective Revolving Credit Commitments bear to the Aggregate Revolving Credit Commitment.

    2.3. Types of  Advances.   The Advances  may be  Floating Rate Advances or
         ------------------
Eurodollar Advances, or a combination thereof, as selected by the Borrower in accordance with Sections 2.8 and 2.9.

    2.4. Commitment Fee; Reductions in Aggregate Revolving Credit  Commitment;
         ---------------------------------------------------------------------
Amendment Fee.  (a)  The Borrower  agrees to pay to the Agent for  the account
-------------
of each Lender a commitment fee of one half of one percent (.50%) per annum on the daily unborrowed portion of such Lender's Revolving Credit Commitment from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date; provided, however, that for any calendar month for which the Applicable Eurodollar Margin is determined pursuant to subpart (c) or (d) of the definition thereof, then such commitment fee shall be computed at the rate of
 .375%  per  annum.    All  accrued  commitment  fees  shall  be payable on the
effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         (b) The Borrower may permanently reduce the Aggregate Revolving Credit Commitment in whole, or in part ratably among the Lenders in a minimum aggregate amount of $1,000,000 or any integral multiple of $1,000,000 excess thereof, upon at least five (5) Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided,
                                                                     --------
however, that the amount of the Aggregate Revolving Credit Commitment may  not
-------
be reduced below the aggregate principal amount of the outstanding Advances. Such reductions shall be in addition to reductions occurring pursuant to
Section 2.7.
-----------

         (c) On the date hereof, the Borrower shall pay to the Agent for the account of each Existing Lender which is also a Lender hereunder an amendment fee of one half of one percent (.50%) of such Existing Lender's commitment under the Prior Credit Agreement (i.e. such lender's pro rata share of the aggregate revolving credit commitment of $175,000,000 under the Prior Credit Agreement).

    2.5. Minimum Amount of Each Advance.  Each Eurodollar Advance shall be  in
         ------------------------------
the minimum amount of $1,000,000 (and in integral multiples of $1,000,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $1,000,000 (and in integral multiples of $1,000,000 if in excess thereof); provided, however, that (a) any Floating Rate Advance may be in the amount of the unused Aggregate Revolving Credit Commitment and (b) in no event shall more than eight (8) Eurodollar Advances be permitted to be outstanding at any time.

    2.6. Optional Principal  Payments.   The Borrower  may from  time to  time
         ----------------------------
pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon at least three (3) Business Days' prior notice to the Agent. Subject to Section 3.4 and upon like notice, a Eurodollar Advance may be paid
           -----------
prior to the last day of the applicable Interest Period.

    2.7. Mandatory Commitment Reductions and Prepayments.  (a)  The  Aggregate
         -----------------------------------------------
Revolving Credit Commitment shall be automatically and permanently reduced by the following amounts on the following dates:

         Date                     Reduction Amount
         ----                     ----------------

 April 1, 1996                               5,625,000
 July 1, 1996                                5,625,000
 October 1, 1996                            11,250,000
 January 1, 1997                            11,250,000
 April 1, 1997                              11,250,000
 July 1, 1997                               11,250,000
 October 1, 1997                            11,250,000
 January 1, 1998                            11,250,000
 April 1, 1998                              11,250,000
 July 1, 1998                               11,250,000
 October 1, 1998                            11,250,000
 January 1, 1999                            11,250,000
 April 1, 1999                              11,250,000
 July 1, 1999                               11,250,000
 October 1, 1999                            11,250,000
 January 1, 2000                            11,250,000
 April 1, 2000                              11,250,000
 July 1, 2000                               11,250,000
 October 1, 2000                            11,250,000
 January 1, 2001                            11,250,000
 April 1, 2001                              11,250,000
                                           -----------

 Aggregate Reductions                     $225,000,000

         (b) The Aggregate Revolving Credit Commitment shall also be automatically and permanently reduced on the date of the Borrower's or any Subsidiary's receipt thereof in the amount of 50% of the net proceeds to the Borrower or such Subsidiary of sales of equity securities (excluding surplus contributions to Insurance Subsidiaries). Contemporaneously with any automatic reductions in the Aggregate Revolving Credit Commitment pursuant to this Section 2.7(b), the Borrower shall prepay the Loans in an amount equal to
     --------------
the lesser of (A) the outstanding principal amount of Loans and (B) the amount of such reduction; provided, however, that no such prepayment shall be
                      --------   -------
required if, at such time, the Borrower could satisfy the conditions set forth in Section 4.2(b) for the reborrowing thereof. The preceding sentence shall
   --------------
not affect the obligations of the Borrower under Section 2.1(b).
                                                 --------------

         (c)  Mandatory commitment reductions under this Section 2.7 shall  be
                                                         -----------
cumulative and in addition to reductions occurring pursuant to Section 2.4(b).
                                                               --------------
Any  mandatory  commitment  reductions  under  Section  2.7(b)  or   voluntary
                                               ---------------
commitment  reduction  pursuant  to  Section  2.4(b)
                                     ---------------
shall be applied to the mandatory commitment reductions required to be made pursuant to Section 2.7(a) in the following order:
            --------------

         (i) 50% of such commitment reduction shall be applied in the inverse order of the dates specified for reduction in Section
                                                                       -------
              2.7(a); and
              ------

         (ii) 50% of such commitment reduction shall be applied to the remaining commitment reductions specified in Section 2.7(a)
                                                                --------------
              on a pro-rata basis.

         (d) Any reduction in the Aggregate Revolving Credit Commitment pursuant to this Section 2.7 or otherwise shall ratably reduce the Revolving
                 -----------
Credit Commitment of each Lender.

    2.8. Method  of  Selecting  Types  and  Interest Periods for New Advances.
         --------------------------------------------------------------------
The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing
                                                                     ---------
Notice")  not  later  than  10:00  a.m.  (Los  Angeles  time) at least one (1)
------
Business Day before the Borrowing Date of each Floating Rate Advance and at least three (3) Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

         (a) the Borrowing Date, which shall be a Business Day, of such Advance;

         (b)  the aggregate amount of such Advance;

         (c)  the Type of Advance selected; and

         (d)  in  the  case  of  each  Eurodollar Advance, the Interest Period
    applicable  thereto,  which  shall  end  on  or  prior  to  the   Facility
    Termination Date.

Not later than noon (Los Angeles time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Los Angeles, to the Agent at its address specified pursuant to Article XIII. The
                                                           ------------
Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address not later than 2:00 p.m. (Los Angeles time).

    2.9  Conversion and  Continuation of  Outstanding Advances.  Floating Rate
         -----------------------------------------------------
Advances  shall  continue  as  Floating  Rate  Advances  unless and until such
Floating Rate Advances are converted into Eurodollar Advances. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of Section 2.5, the Borrower may elect from time to time
                        -----------
to convert all or any part of an Advance of any Type into any other Type or Types of Advances; provided, however, that any conversion of any Eurodollar
                    --------  -------
Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/
------------

Continuation  Notice")  of  each  conversion  of  a  Floating  Rate Advance or
--------------------
Eurodollar Advance or continuation of a Eurodollar Advance not later than 10:00 a.m. (Los Angeles time) at least one (1) Business Day, in the case of a conversion into a Floating Rate Advance, or at least three (3) Business Days, in the case of a conversion into or continuation of a Eurodollar Advance, prior to the date of the requested conversion or continuation, specifying:

         (a) the requested date, which shall be a Business Day, of such conversion or continuation;

         (b) the aggregate amount and Type of the Advance which is to be converted or continued; and

         (c) the amount and Type(s) of Advance(s) into or as to which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto, which shall end on or prior to the Facility Termination Date.

The conversion or continuation of any Advance shall not be deemed to be the making of an Advance for purposes of Section 4.2.
                                     -----------

    2.10.     Changes  in  Interest  Rate,  etc.    Each Floating Rate Advance
              ---------------------------------
shall bear interest at the Floating Rate from and including the date of such Advance or the date on which such Advance was converted into a Floating Rate Advance to (but not including) the date on which such Floating Rate Advance is paid or converted to a Eurodollar Advance. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Advance. No Interest Period may end after the Facility Termination Date.

    2.11.     Rates  Applicable  After  Default.   Notwithstanding anything to
              ---------------------------------
the contrary  contained in  Section 2.8  or 2.9,  no Advance  may be  made as,
                            -----------     ---
converted into or continued as a Eurodollar Advance (except with the consent of the Agents and the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes
             -----------
in interest rates), declare that each Eurodollar Advance and Floating Rate Advance shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances) at a rate per annum equal to the Alternate Base Rate plus two percent (2%) per annum.

    2.12.     Method of Payment.   All payments  of the Obligations  hereunder
              -----------------
shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other  Lending Installation of the Agent specified  in
------------
writing by the Agent to the Borrower, by noon (Los Angeles time) on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at such Lender's address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with Union Bank for each payment of principal, interest and fees as it becomes due hereunder.

    2.13.     Notes; Telephonic Notices.  Each Lender is hereby authorized  to
              -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note; provided, however, that neither the failure to
                               --------  -------
so record nor any error in such recordation shall affect the Borrower's obligations hereunder or under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

    2.14.     Interest  Payment  Dates;  Interest  and  Fee  Basis.   Interest
              ----------------------------------------------------
accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing October 1, 1994, on any date on which a Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be deemed paid on a date if payment is received prior to noon (Los Angeles time) on such date at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

    2.15.     Notification  of  Advances,  Interest  Rates,  Prepayments   and
              ----------------------------------------------------------------
Commitment Reductions.  Promptly after receipt thereof, the Agent will  notify
---------------------
each Lender of the contents of each Aggregate Revolving Credit Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate. Each Reference Bank agrees to furnish timely information for the purpose of determining the Eurodollar Rate.

    2.16.     Lending Installations.   Each Lender may  book its Loans  at any
              ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

    2.17.     Non-Receipt of  Funds by  the Agent.   Unless  the Borrower or a
              -----------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Agent, the Lenders shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day. If any Lender has not in fact made such payment to the Agent, such Lender or the Borrower shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

    2.18.     Taxes.  (a)  Any  payments  made  by  the  Borrower  under  this
              -----
Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now
or  hereafter  imposed,  levied,  collected,  withheld  or  assessed  by   any
Governmental Authority, excluding net income taxes and franchises taxes or any other tax based upon any income imposed on an Agent or any Lender by any jurisdiction in which such Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are
                                                      ------------------
required to be withheld from any amounts payable to an Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that the Borrower shall not be required to
            --------   -------
increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with
the requirements of  paragraph (b) of  this Section 2.18.   Whenever any  Non-
                                            ------------
Excluded  Taxes  are  payable  by  the  Borrower,  as  promptly as practicable thereafter the Borrower shall send to such Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section 2.18 shall survive the termination of this
                           ------------
Agreement and the payment of all other amounts payable hereunder.

         (b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

    2.19.     Agents' Fees.  The Borrower shall pay to the Agents those  fees,
              ------------
in  addition  to  the  commitment  fees  referenced  in Section 2.4(a), in the
                                                        --------------
amounts and at the times separately agreed to between the Agents and the Borrower.


                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES
                            -----------------------


    3.1. Yield Protection.   If,  after the  date hereof,  the adoption of, or
         ----------------
any change in, any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

         (a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of principal, interest or any other payments to any Lender or Lending

Installation in respect of its Eurodollar Loans or other amounts due it hereunder in respect thereof, or

         (b) imposes or increases or deems applicable in connection with its Eurodollar Loans any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

         (c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with Eurodollar Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Eurodollar Loans held, or interest thereon received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Eurodollar Loans and its Commitment in respect thereof.

    3.2. Changes in Capital Adequacy Regulations.  If a Lender determines  the
         ---------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (a) any change
                                                  ------
after the date of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-
                                                                         -----
Based  Capital  Guidelines"  means  (a)  the  risk-based capital guidelines in
--------------------------
effect in the United States on the date of this Agreement, including transition rules, and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

    3.3. Availability of  Types of  Advances.   If any  Lender determines that
         -----------------------------------
maintenance of its Eurodollar Advances at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Agent shall suspend the availability of the affected Type of Advance and require any Eurodollar Advances of the affected Type to be repaid.

    3.4. Funding  Indemnification.    If  any  payment of a Eurodollar Advance
         ------------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Advance.

    3.5. Lender Statements;  Survival of  Indemnity. To  the extent reasonably
         ------------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Advances to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a
                   ---------------------
Type  of  Advance  under  Section  3.3,  so  long  as  such designation is not
                          ------------
disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set
                   -----------------------
forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Advances shall be calculated as though each Lender funded its Eurodollar Loans through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4 shall survive payment of the
                    ---------------------------
Obligations and termination of this Agreement.


                                  ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

    4.1. Effectiveness  of  this  Agreement  and  the Initial Loans Hereunder.
         --------------------------------------------------------------------
The amendments to the Prior Credit Agreement embodied in this Agreement shall not be effective (in which case the Prior Credit Agreement shall remain in full force and effect) and the Lenders shall have no obligation to make Loans hereunder unless and until the Borrower has furnished the following to the Agents with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before December 31, 1995:

         (a)  Charter Documents.  Copies  of the certificate of  incorporation
              -----------------
of the Borrower, together with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation.

         (b)  By-Laws and Resolutions.  Copies, certified by the Secretary  or
              -----------------------
Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.

         (c)  Secretary's Certificate.   An  incumbency certificate,  executed
              -----------------------
by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

         (d)  Officer's  Certificate.    A  certificate,  dated as of the date
              ----------------------
hereof, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that: (i) as of the date hereof (both before and after giving effect to the making of the Loans hereunder) no Default or Unmatured Default has occurred and is continuing; (ii) (A) no injunction or temporary restraining order which would prohibit the making of the Loans, and (B) no litigation (other than litigation disclosed on Schedule
                                                                      --------
5.8) which could reasonably be expected to have a Material Adverse Effect,  is
---
pending, issued or,  to the best  of such Person's  knowledge, threatened; and
(iii) the Borrower and Subsidiaries have satisfied, or are in compliance with, all regulatory capital or other financial requirements or demands imposed upon them.

         (e)  Legal Opinions.   Written  opinions of  Gibson Dunn  & Crutcher,
              --------------
counsel to the Borrower, and John R. Bollington, the general counsel of the Borrower, in each case addressed to the Agents and the Lenders in form and substance acceptable to the Agents.

         (f)  Notes.   Promissory notes  payable to  the order  of each of the
              -----
Lenders duly executed by the Borrower (upon receipt of which each Existing Lender will surrender its note delivered under the Prior Credit Agreement for cancellation).

         (g)  Other Loan Documents.   Originals of this Agreement  executed by
              --------------------
each of the Borrower, the Agents and each Lender and fully executed originals of the Pledge Amendment, both of which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

         (h)  Payment of Certain  Amounts.  The  Borrower shall have  paid the
              ---------------------------
Agent for the ratable account of the Existing Lenders all interest and commitment fees accrued through the date hereof pursuant to the Prior Credit Agreement.

         (i)  Reinsurance.    Evidence  satisfactory  to  the Required Lenders
              -----------
that the Borrower and its Insurance Subsidiaries have obtained reinsurance of risks insured by the Insurance Subsidiaries in amounts and on terms substantially comparable to those in effect on July 1, 1995.

         (j)  Legislation.    No  legislation  shall  have  been enacted or be
              -----------
pending which, in the Required Lenders' judgment, adversely affects the Lenders' interests to a material extent.

         (k)  Regulatory Approvals.   Receipt  of any  required approvals from
              --------------------
the Insurance Department of the State of California and exemptions with respect to the Loan Documents and the transactions contemplated thereby and all other required regulatory approvals.

         (l)  Other.  Such other documents as the Agents, any Lender or  their
              -----
counsel may have reasonably requested.

    4.2. Each Future Advance.  The Lenders  shall not be required to make  any
         -------------------
Advance unless on the applicable Borrowing Date:

         (a) There exists no Default or Unmatured Default and none would result from such Advance;

         (b)  The representations  and warranties  contained in  Article V and
                                                                 ---------
in the other Loan Documents are true and correct as of such Borrowing Date except for changes in the Schedules hereto (submitted to the Agent and each Lender in writing by the Borrower) reflecting transactions permitted by this Agreement; and

         (c)  A Borrowing Notice shall have been properly submitted.

    Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in
Section 4.2  have been  satisfied.   Any Lender  may require  a duly completed
-----------
compliance certificate in substantially the  form of Exhibit C as  a condition
                                                     ---------
to making an Advance.


                            ARTICLE V

                  REPRESENTATIONS AND WARRANTIES
                  ------------------------------

    The Borrower represents and warrants to the Lenders that:

    5.1.  Corporate Existence  and Standing.   Each  of the  Borrower and each
          ---------------------------------
Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted where the absence of such authorization would have a Material Adverse Effect.

    5.2.  Authorization and Validity.   The Borrower  has all requisite  power
          --------------------------
and authority (corporate and otherwise) and legal right to execute and deliver (or file, as the case may be) each of the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery (or filing, as the case may be) by the Borrower of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

    5.3.  Compliance  with  Laws  and   Contracts.    The  Borrower   and  its
          ---------------------------------------
Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except for compliance with Proposition 103 and except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by the Borrower and each Subsidiary of the Loan Documents to which it is a party, the application of the proceeds of the Loans, or any other transaction contemplated in the Loan Documents, nor compliance with the provisions of the Loan Documents, will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulation G, T, U or X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not reasonably be expected to have a Material Adverse Effect.

    5.4.  Governmental Consents.  No order, consent, approval,  qualification,
          ---------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any court, governmental or public body or authority, or any subdivision thereof, any securities exchange or any other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans or the consummation of any transaction contemplated in the Loan Documents.

    5.5.  Financial  Statements.    The  Borrower  has heretofore furnished to
          ---------------------
each of the Lenders (a) the December 31, 1994 audited consolidated financial statements of the Borrower and its Subsidiaries, (b) the unaudited consolidated financial statements of the Borrower and its Subsidiaries through September 30, 1995, (c) the December 31, 1994 Annual Statements of the Insurance Subsidiaries, and (d) the September 30, 1995 Quarterly Statements of the Insurance Subsidiaries (collectively, the "Financial Statements"). Each
                                                --------------------
of the Financial Statements was prepared in accordance with Agreement Accounting Principles or SAP, as applicable, and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments); provided, however, that
                                                    --------  -------
the financial statements referred to in subsections (c) and (d) above are not prepared on a consolidated basis.

    5.6.  Material  Adverse  Change.    No  material  adverse  change  in  the
          -------------------------
business, Property, condition (financial or otherwise), performance, prospects or results of operations of the Borrower and its Subsidiaries has occurred since September 30, 1995.

    5.7.  Taxes.  Except as  set forth on Schedule  5.7, (a) the Borrower  and
          -----                           -------------
its Subsidiaries have filed or caused to be filed on a timely basis and in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists, (b) there are no pending audits or investigations regarding the Borrower's or its Subsidiaries' federal, foreign, state or local tax returns and (c) no tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

    5.8.  Litigation  and  Contingent  Obligations.    Except  as set forth on
          ----------------------------------------
Schedule  5.8,  there  is  no  litigation, arbitration, proceeding, inquiry or
-------------
governmental investigation (including, without limitation, by the Federal Trade Commission) pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any Subsidiary or any of their respective Properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans or Advances under this Agreement. As of the date hereof neither the Borrower nor any Subsidiary has any material contingent obligations except as set forth on Schedule 5.8.
   ------------

    5.9.  Capitalization.  Schedule 5.9  contains (a) an accurate  description
          --------------   ------------
of the Borrower's capitalization and (b) an accurate list of all of the existing Subsidiaries, in each case as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of the Borrower and of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and all such shares of each Subsidiary are free and clear of all Liens, other than the Liens created by the Loan Documents. No authorized but unissued or treasury shares of capital stock of any Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character. Except as set forth on Schedule 5.9, no Subsidiary has any outstanding stock
                       -------------
or securities convertible into or exchangeable for any shares of its capital stock, or any right issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock other than as expressly set forth in the certificate or articles of incorporation of such Subsidiary. Neither the Borrower nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence except as otherwise set forth on Schedule 5.9.
                                 ------------

    5.10. ERISA.  Except as disclosed on Schedule 5.10, as of the date  hereof
          -----                          -------------
(a) neither the Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability and (b) neither the Borrower nor any other member of the
Controlled Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under
Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan. The Borrower has not engaged in any prohibited transaction (as defined in
Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject the Borrower to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

    5.11. Defaults.    No  Default  or  Unmatured  Default has occurred and is
          --------
continuing.

    5.12. Federal  Reserve  Regulations.     Neither  the  Borrower  nor   any
          -----------------------------
Subsidiary is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance hereunder, the use of the proceeds thereof, nor any other aspect of the financing contemplated hereby, will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X. Following the application of the proceeds of the Loans, less than 25% of the value (as determined by any reasonable method) of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder taken as a whole have been, and will continue to be, represented by Margin Stock.

    5.13. Investment Company.  Neither the Borrower nor any Subsidiary is,  or
          ------------------
after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    5.14. Certain Fees.  No broker's or finder's fee or commission was, is  or
          ------------
will be payable by the Borrower or any Subsidiary with respect to any of the transactions contemplated by this Agreement. The Borrower hereby agrees to indemnify the Agents and the Lenders against and agrees that it will hold each of them harmless from any claim, demand or liability for broker's or finder's fees or commissions alleged to have been incurred by the Borrower in connection with any of the transactions contemplated by this Agreement and any expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Agents or any Lender, which attorneys may be employees of the Agents or any Lender) arising in connection with any such claim, demand or liability.

    5.15. Solvency.    As  of  the  date  hereof,  after  giving effect to the
          --------
consummation of the transactions contemplated by the Loan Documents and the payment of all fees, costs and expenses payable by the Borrower with respect to the transactions contemplated by the Loan Documents, each of the Borrower and each Subsidiary is Solvent.

    5.16. Ownership of Properties.  Except  as set forth on Schedule  5.16, as
          -----------------------                           --------------
of the date hereof the Borrower and its Subsidiaries have a subsisting leasehold interest in or good and marketable title, free of all Liens, other than those permitted by Section 6.16 or by any of the other Loan Documents,
                         ------------
to, all of the properties and assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof. To the knowledge of the Borrower, there are no actual, threatened or alleged defaults with respect to any leases of real property under which the Borrower or any Subsidiary is lessee or lessor which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries own or possess rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks and trade names necessary to continue to conduct their business as heretofore conducted, and no such license, patent, service mark or trademark has been declared invalid, been limited by order of any court or by agreement or is the subject of any infringement, interference or similar proceeding or challenge, except for proceedings and challenges which could not reasonably be expected to have a Material Adverse Effect.

    5.17. Employee Controversies.   There  are no  strikes, work  stoppages or
          ----------------------
controversies pending or threatened between the Borrower or any Subsidiary and any of its employees, other than employee grievances arising in the ordinary course of business, which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    5.18. Material Agreements.  Neither the  Borrower nor any Subsidiary is  a
          -------------------
party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect. The AIG Agreement is in full force and effect and has not been amended or modified except as disclosed to the Lenders. No party is in material breach thereof.

    5.19.  Environmental   Laws.     There  are   no  claims,  investigations,
           --------------------
litigation, administrative proceedings, notices, requests for information, whether pending or threatened, or judgments or orders asserting violations of applicable federal, state and local environmental, health and safety statutes, regulations, ordinances, codes, rules, orders, decrees, directives and standards ("Environmental Laws") or relating to any toxic or hazardous waste,
            ------------------
substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any

Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof ("Hazardous Materials") asserted against the
                                   --------------------
Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

    5.20.  Insurance.    The  Borrower  and  its  Subsidiaries  maintain  with
           ---------
financially sound and reputable insurance companies insurance on their Property in such amounts and covering such risks as is consistent with sound business practice.

    5.21. Security.  The Pledge Agreement is effective to create and give  the
          --------
Agent, for the benefit of the Lenders, as security for the repayment of the obligations secured thereby, a legal, valid, perfected and enforceable first priority Lien upon and security interest in the capital stock pledged thereby.

    5.22. Insurance Licenses.  Schedule 5.22 attached hereto lists all of  the
          ------------------   -------------
jurisdictions in which any Insurance Subsidiary holds active Licenses and is authorized to transact property and casualty insurance business. Except as set forth on Schedule 5.22, no such License is the subject of a proceeding for
             -------------
suspension or revocation, there is no sustainable basis for such suspension or revocation, and to the Borrower's knowledge no such suspension or revocation has been threatened by any Governmental Authority. Schedule 5.22 also
                                                            -------------
indicates the line or lines of insurance in which each such Insurance Subsidiary is permitted to engage with respect to each License therein listed.

    5.23.  Disclosure.    None  of  the  (a)  information, exhibits or reports
           ----------
furnished or to be furnished in writing by the Borrower or any Subsidiary to the Agent, the Documentary Agent or any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower contained in this Agreement, the other Loan Documents or any other document, certificate or written statement furnished to the Agent, the Documentary Agent or the Lenders by or on behalf of the Borrower or any Subsidiary for use in connection with the transactions contemplated by this Agreement, as the case may be, when considered as a whole, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Borrower on the date hereof (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.


                            ARTICLE VI

                            COVENANTS
                            ---------

    During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

    6.1.  Financial Reporting.   The  Borrower will  maintain, for  itself and
          -------------------
each  Subsidiary,  a  system  of  accounting  established  and administered in accordance with generally accepted accounting principles or SAP (as applicable), consistently applied, and furnish to the Agent on behalf of the
Lenders:

          (a) As soon as practicable and in any event within 90 days after the close of each of its fiscal years, an unqualified auditor's opinion of independent certified public accountants, acceptable to the Lenders, prepared in accordance with generally accepted accounting principles on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by (i) any letter prepared by said accountants regarding reportable conditions with respect to Borrower, (ii) a statement of said accountants that, in the course of the examination necessary for their audit opinion, they have obtained no knowledge of any financial or accounting Default or Unmatured Default, or if, in the opinion of such accountants, any such Default or Unmatured Default shall exist, stating the nature and status thereof, (iii) a statement of such accountants identifying any variations between generally accepted accounting principles in effect on the date hereof and the generally accepted accounting principles utilized in the preparation of such financial statements and (iv) an acknowledgment from said accountants that the Lenders intend to use such financial statements as part of their monitoring of the credit extended hereunder and authorizing such use

          (b) As soon as practicable and in any event within sixty (60) days after the close of the first three quarterly periods of each of its fiscal years, for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all prepared in accordance with generally accepted accounting principles for interim financial information on a consolidated basis and certified by its chief financial officer.

          (c) (i) Upon the earlier of (A) fifteen (15) days after the regulatory filing date or (B) seventy-five (75) days after the close of each fiscal year of each Insurance Subsidiary, copies of the Annual Statement of each of the Insurance Subsidiaries, certified by the president, secretary and treasurer for each such Insurance Subsidiary and prepared on the NAIC annual statement blanks (or such other form as shall be required by the jurisdiction of incorporation of each such Insurance Subsidiary), all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein and (ii) by June 1 of each year a certification of such Annual Statement by independent certified public accountants reasonably acceptable to the Agent if so required by any Governmental Authority.

          (d) Upon the earlier of (i) five (5) days after the regulatory filing date or (ii) sixty (60) days after the close of each of the first three fiscal quarters of each Fiscal Year of each Insurance Subsidiary, copies of the Quarterly Statement of each of the Insurance Subsidiaries, certified by the president, secretary and treasurer of each such Insurance Subsidiary and prepared on the NAIC quarterly statement blanks (or such other form as shall be required by the jurisdiction of incorporation of each such Insurance Subsidiary), all such statements to be prepared in accordance with SAP consistently applied through the period reflected therein.

          (e) Promptly and in any event within ten days after learning thereof, notification of any changes after the date hereof in the rating given by A.M. Best & Co. in respect of any Insurance Subsidiary.

          (f) As soon as available, but in any event not later than the last Business Day in February of each year, a copy of the projections of the Borrower and its Subsidiaries for the next fiscal year.

          (g)  Together with the financial statements required by clauses  (a)
                                                                  ------------
and (b) above, a compliance certificate in substantially the form of Exhibit C
-------                                                              ---------
signed by its chief financial officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

          (h) Within 20 days after the end of each calendar month, a certificate in substantially the form of Exhibit D signed by its chief
                                               ----------
financial officer.

          (i) (i) By March 1 of each calendar year, an actuarial opinion from a qualified actuary (who may be an employee of the Borrower or an Insurance Subsidiary), the form of which opinion shall be in compliance with all applicable insurance laws and regulations and all applicable published actuarial standards, opining as to the amount and the reasonableness of the loss and loss adjustment expense reserves of each Insurance Subsidiary as of the preceding December 31 and (ii) within 20 days after receipt thereof, a copy of any such opinion from time to time prepared by an independent actuarial firm.

          (j) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

          (k) As soon as possible and in any event within 10 days after the Borrower knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.

          (l) As soon as possible and in any event within 10 days after receipt by the Borrower, (i) a copy of any notice, claim, complaint or order from any Governmental Authority to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any Hazardous Materials into the environment or requiring that action be taken to respond to or clean up a Release of Hazardous Materials into the environment, (ii) a copy of any notice, complaint or citation from any Governmental Authority alleging any violation of any Environmental Law or environmental permit or authorization by the Borrower or any of its Subsidiaries and (iii) notice of the commencement of any litigation against the Borrower or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

          (m) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

          (n) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

          (o) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

    6.2.  Use of Proceeds.  The Borrower will, and will cause each  Subsidiary
          ---------------
to, use the proceeds of the Advances to meet the general corporate needs of the Borrower and its Subsidiaries. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to purchase or carry any Margin Stock.

    6.3.  Notice of Default  and Other Matters.   The Borrower  will, and will
          ------------------------------------
cause each Subsidiary to, give prompt notice in writing to the Lenders of (a) the occurrence of any Default or Unmatured Default, together with a written explanation of the nature and status thereof; (b) the occurrence of any other development, financial or otherwise, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect; (c) the receipt of any notice from any Governmental Authority of the expiration without renewal, revocation or suspension of, or the institution of any proceedings to revoke or suspend, any License now or hereafter held by any Insurance Subsidiary which is required to conduct insurance business in compliance with all applicable laws and regulations; (d) the receipt of any notice from any Governmental Authority of the institution of any disciplinary proceedings against or in respect of any Insurance Subsidiary, or the issuance of any order, the taking of any action or any request for an extraordinary audit for cause by any Governmental Authority which, if adversely determined, could have a Material Adverse Effect; or (e) any judicial or administrative order limiting or controlling the insurance business of any Insurance Subsidiary (and not the insurance industry generally) which has been issued or adopted and which has had, or is reasonably expected to have, a material adverse effect on the operations of the insurance businesses conducted by the Insurance Subsidiaries, taken as a whole.

    6.4.  Conduct  of  Business.    The  Borrower  will,  and  will cause each
          ---------------------
Subsidiary to, (a) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted; (b) do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted where the absence of such authorization may not reasonably be expected to have a Material Adverse Effect; and (c) do all things necessary to renew, extend and continue in effect all Licenses which may at any time and from time to time be necessary for any Insurance Subsidiary to operate its insurance business in compliance with all applicable laws and regulations.

    6.5.  Taxes. The Borrower will, and will cause each Subsidiary to,  timely
          -----
file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

    6.6.  Compliance  with  Laws.    The  Borrower  will,  and will cause each
          ----------------------
Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect. The Borrower shall timely file any reports with respect to the execution and consummation of this Agreement and the other Loan Documents that may be required by the California Insurance Code or otherwise.

    6.7.  Maintenance of Properties.  The  Borrower will, and will cause  each
          -------------------------
Subsidiary to, do all things necessary to maintain, preserve, protect and keep Property material to its business in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements to such material Property so that its business carried on in connection therewith may be properly conducted at all times.

    6.8.  Inspection.  The Borrower will,  and will cause each Subsidiary  to,
          ----------
permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

    6.9.  Capital Stock  and Dividends.   The  Borrower will  not, nor will it
          ----------------------------
permit any Subsidiary to, (a) issue any preferred stock or other equity securities of any kind (other than (i) common stock, (ii) options or warrants to acquire common stock, (iii) Preferred Stock issued pursuant to or as contemplated by the AIG Agreement, (iv) payment in kind Preferred Stock dividends thereon and (v) preferred stock having no sinking fund payments or mandatory redemptions or payments prior to July 30, 2001) or (b) declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock (each a "Restricted Payment") at any time outstanding, except that (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower, (ii) so long as no Default or Unmatured Default is pending before or after giving effect to the declaration or payment of such dividends or repurchase or redemption of such stock, (A) the Borrower may pay cash dividends on the Preferred Stock, (B) after June 30, 1996 and on or prior to December 31, 1996, the Borrower may declare and pay cash dividends on its capital stock so long as at the time of and after giving effect to such Restricted Payment, the

Adjusted Earned Surplus (as defined below) is positive and any such common stock dividends do not exceed $17,000,000 in the aggregate, and (C) from and after January 1, 1997, the Borrower may make Restricted Payments. For purposes hereof, "Adjusted Earned Surplus" means, at any time, (1) the Unassigned Funds plus (2) the aggregate amount of cash dividends theretofore paid by 20th Century to the Borrower during calendar year 1996 minus (3) the aggregate of all interest and Restricted Payments (including the proposed Restricted Payment) paid by the Borrower during calendar year 1996 and minus
(4) the amount of all principal payments in respect of the Loans made by the Borrower in calendar year 1996 pursuant to Section 2.1(b) in connection with
                                            --------------
mandatory reductions of the Aggregate Revolving Credit Commitment required pursuant to subsection 2.7(a). Solely in determining whether a Default or
             -----------------
Unmatured  Default  is  pending  for  purposes  of  Section  6.9(b)(ii),   the
                                                    -------------------
denominator of the Coverage Ratio as of the most recently ended fiscal quarter shall be calculated by adding thereto the amount of the proposed Restricted Payment. At least five Business Days prior to any such Restricted Payment, the Borrower shall provide the Agents a written computation reflecting compliance with the Coverage Ratio requirement as set forth above with respect thereto.

    6.10. Indebtedness.    The  Borrower  will  not,  nor  will  it permit any
          ------------
Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

          (a)  the Loans and the other Obligations;

          (b)  Indebtedness  existing  on  the  date  hereof  and described in
Schedule 6.10;
-------------

          (c) Indebtedness issued, incurred or assumed in an aggregate amount not to exceed $50,000,000 in principal amount at any time outstanding, which Indebtedness (i) is unsecured and subordinated to the Obligations on terms reasonably satisfactory to the Required Lenders, (ii) has a maturity date after July 30, 2001, and no scheduled principal payments or redemptions prior to such date, (iii) is at or below a market rate of interest at the time incurred, and (iv) has financial and other covenants and defaults reasonably satisfactory to the Required Lenders;

          (d) Capitalized Lease Obligations not exceeding $5,000,000 in the aggregate at any time outstanding provided that each agreement evidencing such obligations contains no cross default provisions except to other leases by the same lessors;

          (e) Indebtedness not exceeding $2,000,000 in the aggregate at any time outstanding incurred in respect of the purchase price of office equipment;

          (f)  Rate Hedging Obligations in respect of the Obligations; and

          (g) any intercompany loans made by the Borrower to any Insurance Subsidiary or made by any Insurance Subsidiary to the Borrower for the purpose of repaying all or any portion of the Obligations if such loan is repayable on demand.

    6.11. Merger. The  Borrower will  not, nor  will it  permit any Subsidiary
          ------
to, merge or consolidate with or into any other Person, except that a Subsidiary may merge into the Borrower or any Wholly-Owned Subsidiary of the Borrower.

    6.12. Sale of  Assets.   The Borrower  will not,  nor will  it permit  any
          ---------------
Subsidiary to, lease, sell, transfer or otherwise dispose of its Property, to any other Person (a) except for sales of Investments in the ordinary course of business and transfers of Property constituting Investments permitted by
Section 6.14 and (b) except for leases, sales, transfers or other dispositions
------------
of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or otherwise disposed of as permitted by this Section 6.12 since the date hereof do not constitute a Substantial
      -------------
Portion of the Property of the Borrower and its Subsidiaries.

    6.13. Sale and Leaseback.  The Borrower  will not, nor will it permit  any
          ------------------
Subsidiary to, sell or transfer any of its Property in order to concurrently or subsequently lease as lessee such or similar Property.

    6.14. Investments and Purchases.
          -------------------------

          (a) The Borrower will not, nor will it permit any Subsidiary which is not an Insurance Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to or for the account of, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchases of any Person, except:

               (i) Short-term obligations of, or fully guaranteed by, the United States of America;

               (ii) Commercial paper rated A-l or better by Standard and Poor's Rating Group, a division of the McGraw-Hill Companies, or P-l or better by Moody's Investors Service, Inc.;

               (iii) Demand  deposit  accounts  maintained  in  the   ordinary
    course of business;

               (iv) Certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000;

               (v) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule
                                                                      --------
    6.14;
    ----

               (vi)  Investments in 20th Century and 21st Century; and

               (vii) Investments in any joint venture or strategic alliance with AIG or its Affiliates as contemplated under the AIG Agreement; provided that such Investments shall not exceed in the aggregate (together with Investments made pursuant to
    Section 6.14(b)(iii)) $15,000,000 prior to January 1, 1998.
    --------------------

          (b) The Borrower will not permit any Insurance Subsidiary to make or suffer to exist any Investments (including without limitation, loans and advances to or for the account of, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchase of any Person, except:

               (i)   Investments rated NAIC-2 or better;

               (ii) other investments (excluding Investments in Affiliates of the Borrower) amounting to no greater than 2% of the consolidated Investments of the Insurance Subsidiaries; and

               (iii) Investments in connection with any joint venture or strategic alliance with AIG or its Affiliates as contemplated under the AIG Agreement; provided that such Investments shall not exceed in the aggregate (together with Investments made pursuant to Section
                                                                       -------
    6.14(a)(vii)) $15,000,000 prior to January 1, 1998.
    ------------

    6.15. Contingent Obligations.  The Borrower  will not, nor will it  permit
          ----------------------
any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except by endorsement of instruments for deposit or collection in the ordinary course of business.

    6.16. Liens.   The Borrower  will not,  nor will  it permit any Subsidiary
          -----
to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

          (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books;

          (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

          (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

          (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or the Subsidiaries;

          (e)  Liens existing  on the  date hereof  and described  in Schedule
                                                                      --------
6.16;
----

          (f) Liens in favor of the Agent or the Lenders granted pursuant to the Pledge Agreement;

          (g) Deposits made by any Insurance Subsidiary with the insurance regulatory authority in its jurisdiction of incorporation or other statutory liens or liens or claims imposed or required by applicable insurance law or regulation against the assets of any Insurance Subsidiary, in each case in favor of all policyholders of such Insurance Subsidiary and in the ordinary course of such Insurance Subsidiary's business; and

          (h)  Liens  securing  Indebtedness  permitted  by  Section  6.10(e),
                                                             ----------------
which Liens are created at the time of acquisition or completion of construction of such property or within 30 days thereafter, or are existing on such property at the time of acquisition thereof (and not incurred in anticipation thereof); provided, however, that such Liens do not at any time
                       --------  -------
encumber any property other than the property financed by such Indebtedness secured by any such Lien and shall at no time exceed 100% of the original purchase price of such property.

    6.17. Affiliates.    The  Borrower  will  not,  and  will  not  permit any
          ----------
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction. This Section shall not prohibit dividends or distributions permitted by Section 6.9 or Investments permitted by Section
                              -----------                              -------
6.14.
----

    6.18. Environmental Matters.  The Borrower  shall and shall cause each  of
          ---------------------
its Subsidiaries to (a) at all times comply with all applicable Environmental Laws except where non-compliance could not reasonably be expected to have a Material Adverse Effect and (b) promptly take any and all necessary remedial actions in response to the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any real property owned, leased or operated by the Borrower or any of its Subsidiaries.

    6.19. Change  in  Corporate  Structure;  Fiscal  Year.  The Borrower shall
          -----------------------------------------------
not, nor shall it permit any Subsidiary to, (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Lenders (provided that the Borrower shall notify the Agent of any other amendment or modification thereto as soon as practicable thereafter) or (b) change its fiscal year to end on any date other than December 31 of each year.

    6.20. Inconsistent  Agreements.    The  Borrower  shall  not, nor shall it
          ------------------------
permit any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens pursuant to the Loan Documents, or the amending of the Loan Documents or (b) contains any provision which would be violated or breached by the making of Advances or by the performance by the Borrower or any Subsidiary of any of its obligations under any Loan Document.

    6.21. Financial Covenants.  Subject  to normal year-end and  closing audit
          -------------------
adjustments for calculations or determinations made in accordance with Agreement Accounting Principles prior to the end of their fiscal year, the Borrower on a consolidated basis with its Subsidiaries shall:

          6.21.1   Minimum Net  Worth.   At all  times after  the date hereof,
                   ------------------
maintain a minimum consolidated Net Worth of not less than the sum of (a) $350,000,000 plus (b) 50% of the consolidated Net Income, if positive, of the Borrower and its Subsidiaries for each fiscal quarter ending on or after December 31, 1995 plus (c) 50% of the net proceeds to the Borrower or its Subsidiaries of sales of equity securities (excluding surplus contributions to Insurance Companies).

    6.22. Insurance Company Financial Covenants.   Subject to normal  year-end
          -------------------------------------
and closing audit adjustments for calculations or determinations made in accordance with SAP prior to the end of a Fiscal Year, the Borrower shall cause its Consolidated Insurance Subsidiaries to:

          6.22.1.  Surplus as Regards  Policyholders.  As  of the end  of each
                   ---------------------------------
calendar quarter from and including December 31, 1995, maintain an aggregate Surplus as Regards Policyholders of at least the sum of (a) $250,000,000 plus
(b) 25% of the Borrower's consolidated Statutory Net Income, if positive, for each fiscal quarter ending on or after December 31, 1995.

          6.22.2.  Operating  Leverage.    As  of  the  end  of  each calendar
                   -------------------
quarter from and including December 31, 1995, maintain a ratio for the four calendar quarters then ended of (a) Net Written Premiums to (b) aggregate Surplus as Regards Policyholders of less than or equal to the ratios set forth below opposite the following periods:

                   Period                        Ratio

              the date hereof to 6/30/96         3.50 to 1.00
              7/1/96 and thereafter              3.25 to 1.00

          6.22.3.  Coverage Ratio.   As of the  end of each  fiscal quarter of
                   --------------
the Borrower from and including December 31, 1995 maintain a ratio (the "Coverage Ratio") of (a) consolidated Statutory Net Income of the Insurance Subsidiaries for the most recent four fiscal quarters then ended to (b) the sum of (i) the amount of principal and interest paid during the four fiscal quarters then ended on all Indebtedness of the Borrower (other than repayments of principal on the Loans pursuant to Sections 2.6 and 2.7(b)) and (ii) the amount of cash dividends paid on its capital stock, and all amounts expended to redeem or repurchase its capital stock, during the four fiscal quarters then ended of not less than 1.50 to 1.00.

    6.23. Tax Consolidation.   The Borrower will  not and will  not permit any
          -----------------
of its Subsidiaries to (a) file or consent to the filing of any consolidated, combined or unitary income tax return with any Person other than the Borrower and its Subsidiaries, (b) enter into a tax sharing agreement or similar arrangement or (c) amend any existing tax sharing agreement in a manner materially adverse to the Borrower.

    6.24. ERISA Compliance.
          ----------------

    With respect to any Plan, neither the Borrower nor any Subsidiary shall:

          (a) engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $1,000,000 could be imposed;

          (b) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $1,000,000, whether or not waived, or permit any Unfunded Liability to exceed $6,000,000;

          (c) permit the occurrence of any Termination Event which could result in a liability to the Borrower or any other member of the Controlled Group in excess of $1,000,000;

          (d) be an "employer" (as such term is defined in Section 3(5) of ERISA) required to contribute to any Multiemployer Plan or a "substantial employer" (as such term in defined in Section 4001(a)(2) of ERISA) required to contribute to any Multiemployer Plan; or

          (e) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan which could result in liability to the Borrower or any other member of the Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

    6.25. No  Earthquake  Insurance  Coverage.    Neither the Borrower nor its
          -----------------------------------
Insurance Subsidiaries shall issue or have outstanding policies providing earthquake coverage except as the Required Lenders may otherwise agree.



                           ARTICLE VII

                             DEFAULTS
                             --------

    The occurrence of any one or more of the following events shall constitute a Default:

    7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

    7.2. Nonpayment of (a) principal of any Note when due, or (b) interest upon any Note or any commitment fee or other fee or obligations under any of the Loan Documents within five days after the same becomes due.

    7.3. The breach by the Borrower of any of the terms or provisions of any of Section 6.2, Section 6.3(a), Sections 6.9 through 6.17 or Section 6.19
   ------------  ---------------  --------------------------------------------
through 6.25.
------------

    7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of
              ------------------------
this Agreement which is not remedied within twenty (20) days after written notice from the Agent or any Lender.

    7.5. The default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any Indebtedness aggregating in excess of $5,000,000 was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof or shall not be paid on the maturity date thereof.

    7.6. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (f) fail to contest in good
                                     -----------
faith any  appointment or  proceeding described  in Section  7.7 or (g) become
                                                    ----------
unable, not pay, or admit in writing its inability to pay, its debts generally as they become due.

    7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section
                                                                       -------
7.6(d) shall be instituted against the Borrower or any of its Subsidiaries and
------
such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty consecutive days.

    7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Borrower and its
 ------------
Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

    7.9. The Borrower or any of its Subsidiaries shall fail within thirty days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $500,000 (or multiple judgments or orders for the payment of an aggregate amount in excess of $1,000,000), which is not stayed on appeal or otherwise being appropriately contested in good faith.

    7.10. Any Change in Control shall occur.

    7.11. The occurrence of any "default", as defined in any Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided.

    7.12. The Pledge Agreement shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of the Pledge Agreement or the Pledge Agreement shall fail to remain in full force or effect or any action shall be taken by the Borrower or any Subsidiary to discontinue or to assert the invalidity or unenforceability of the Pledge Agreement.

    7.13. The Borrower or any Insurance Subsidiary shall become subject to any conservation, liquidation, cease and desist order or similar order, directive or mandate issued by any Governmental Authority which is not stayed within ten (10) days other than cease and desist orders which could not reasonably be expected to have a Material Adverse Effect.

    7.14. Any License of any Insurance Subsidiary held by such Insurance Subsidiary on the date hereof or acquired by such Insurance Subsidiary thereafter, the loss of which would have, in the reasonable judgment of the Required Lenders, a Material Adverse Effect (a) shall be revoked by the state which shall have issued such License, or any action (administrative or judicial) to revoke such License shall have been commenced against such Insurance Subsidiary and shall not have been dismissed within 30 days of the commencement thereof, (b) shall be suspended by such state for a period in excess of 30 days or (c) shall not be reissued or renewed by such state upon the expiration thereof following application for such reissuance or renewal by such Insurance Subsidiary.

    7.15. Any Insurance Subsidiary shall be fined in an amount in excess of $1,000,000 in any single instance by, or at the request of, any state insurance regulatory agency as a result of the violation by such Insurance
Subsidiary of such state's applicable insurance laws or the regulations promulgated in connection therewith; provided, however, that the imposition of
                                     --------  -------
any such fine shall not constitute a Default if (a) the Agent receives notice of such fine within five (5) Business Days of its imposition, and (b) (i) the Borrower provides the Agent within five (5) Business Days of the imposition of such fine with evidence reasonably satisfactory to the Agent that the cause of such fine has been corrected or (ii) neither such fine nor the circumstances leading to its imposition would have a Material Adverse Effect.

                                ARTICLE VIII

          ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
          ----------------------------------------------

    8.1.  Acceleration.    If  any  Default  described  in  Section 7.6 or 7.7
          ------------                                      -----------    ---
occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender and without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon (in the event of declaration) the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

    If, within ten Business Days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in
Section 7.6 or 7.7  with respect to the  Borrower) and before any  judgment or
-----------    ---
decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

    8.2.  Amendments.   Subject to  the provisions  of this  Article VIII, the
          ----------                                         ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default; provided, however, that no such supplemental agreement
                      --------  -------
shall, without the consent of each Lender:

          (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

          (b) Reduce the percentage specified in the definition of Required Lenders;

          (c) Reduce the amount or extend the payment date for the mandatory payments or reductions required under Section 2.1(b) or 2.7(b) or increase the
                                      ------------------------
amount of the Commitment of any Lender hereunder;

          (d)  Extend the Facility Termination Date;

          (e)  Amend this Section 8.2;
                          -----------

          (f) Release all or substantially all of the Collateral under and as defined in the Pledge Agreement; or

          (g) Permit any assignment by the Borrower of its Obligations or its rights hereunder (other than an assignment by operation of law pursuant to a merger of the Borrower permitted hereby).

No amendment of any provision of this Agreement relating to the Agent or the Documentary Agent shall be effective without the written consent of the Agent or the Documentary Agent, as applicable. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other
                   --------------
party to this Agreement.

    8.3.  Preservation of Rights.  No delay or omission of the Lenders or  the
          ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or Unmatured Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude any other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the
                                            -----------
extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

    8.4.  Limitation  of  Rights.        Notwithstanding  any  other  term  or
          ----------------------
condition contained herein or in the Pledge Agreement, so long as the Borrower controls, within the meaning of California Insurance Code Section 1215, an insurance company domiciled or commercially domiciled in the State of California and subject to regulation by the California Department of Insurance (the "Department"), the Lenders shall not vote or sell the Pledged Stock (as
      ----------
defined in the Pledge Agreement) or exercise direct or indirect control over the direction of the management and policies of 20th Century or 21st Century without first filing with the Department a statement, and obtaining from the Department an approval, in accordance with the requirements of California Insurance Code Section 1215.2.

                            ARTICLE IX

                        GENERAL PROVISIONS
                        ------------------

    9.1.  Survival of Representations.  All representations and warranties  of
          ---------------------------
the Borrower contained in this Agreement or of the Borrower or any Subsidiary contained in any other Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

    9.2.  Governmental Regulation.   Anything  contained in  this Agreement to
          -----------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

    9.3.  Taxes.  Any stamp, documentary  or similar taxes or charges  payable
          -----
or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

    9.4.  Headings.    Section  headings   in  the  Loan  Documents   are  for
          --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

    9.5.  Entire Agreement.   The Loan Documents  embody the entire  agreement
          ----------------
and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof other than the fee letters executed from time to time by the Borrower in favor of First Chicago and Union Bank.

    9.6.  Several Obligations;  Benefits of  this Agreement.   The  respective
          -------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

    9.7.  Expenses; Indemnification.  The Borrower shall reimburse the  Agents
          -------------------------
for any costs and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agents) paid or incurred by such Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agents and the Lenders for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Agents and the Lenders) paid or incurred by such Agent or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Agents and each Lender, their directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not any Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under Section 5.14, this Section 9.7 and Section 9.1 of the
                    -------------        -----------
Pledge Agreement shall survive the termination of this Agreement.

    9.8.  Numbers of Documents.  Except  as otherwise specified herein or  for
          --------------------
documents delivered by fax, all statements, notices, closing documents, and requests hereunder by the Borrower shall be furnished to the Agent with sufficient counterparts so that the Agent may, and the Agent shall, furnish one to each of the Lenders.

    9.9.  Accounting.    Except  as  provided  to  the  contrary  herein,  all
          ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

    9.10. Severability  of  Provisions.    Any  provision in any Loan Document
          ----------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

    9.11. Non-liability of  Lenders.   The relationship  between the  Borrower
          -------------------------
and the Lenders and the Agents shall be solely that of borrower and lender. Neither the Agents nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agents nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. Neither the Agents nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to, the Loan Documents or the transactions contemplated thereby.

    9.12. CHOICE OF LAW.   THE LOAN  DOCUMENTS (OTHER THAN  THOSE CONTAINING A
          -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

    9.13. NON-EXCLUSIVE CONSENT  TO JURISDICTION.   THE  BORROWER, THE  AGENTS
          --------------------------------------
AND EACH LENDER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER, THE AGENTS AND EACH LENDER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENTS OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

    9.14. WAIVER OF  JURY TRIAL.   THE  BORROWER, THE  AGENTS AND  EACH LENDER
          ---------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING,

DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH, ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

    9.15. Disclosure.   The Borrower  and each  Lender hereby  (a) acknowledge
          ----------
and agree that the Agents and/or their Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of each Agent or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of the Agents or their Affiliates.

    9.16. Counterparts.    This  Agreement  may  be  executed in any number of
          ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agents and the Lenders and each party has notified the Agent by telex or telephone that it has taken such action.

    9.17. Consent.  Each of the Existing Lenders signatory hereto consents  to
          -------
the Agents' execution of the Pledge Amendment.

    9.18. Effect of Restatement.   This Agreement  shall, except as  otherwise
          ---------------------
expressly set forth herein, supersede the Prior Credit Agreement from and after the effective date hereof with respect to the transactions hereunder and with respect to the loans outstanding under the Prior Credit Agreement as of such effective date. The parties hereto acknowledge and agree, however, that
(i) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Prior Credit Agreement and the other Loan Documents as in effect prior to such effective date, (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (iii) the liens and security interests in favor of the Agent for the benefit of the Lenders securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (iv) all references in the other Loan Documents to the Prior Agreement shall be deemed to refer without further amendment to this Agreement.

    9.19. Exiting Lender.   Upon the effectiveness  of this Agreement  and the
          --------------
payment to Bank One Texas, N.A. (the "Exiting Lender") of the Obligations due it, the Commitment of the Exiting Lender shall be reduced to zero and it shall cease to have any rights or duties as a Lender hereunder. The Exiting Lender's execution hereof shall be deemed to evidence only (a) its agreement with the preceding sentence and (b) its consent, solely in its capacity as an Existing Lender under the Prior Credit Agreement, to the amendments of the Prior Credit Agreement embodied herein.

                            ARTICLE X

                            THE AGENT
                            ---------

    10.1. Appointment.   Union Bank  is hereby  appointed Agent  hereunder and
          -----------
under each other Loan Document, and each of the Lenders authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement.

    10.2. Powers.   The Agent  shall have  and may  exercise such powers under
          ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders, to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

    10.3. General  Immunity.    Neither  the  Agent  nor any of its directors,
          -----------------
officers, agents or employees shall be liable to the Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

    10.4. No Responsibility for Loans, Recitals,  etc.  Neither the Agent  nor
          --------------------------------------------
any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV,
                                                                   ----------
except receipt of items required to be delivered to the Agent and not waived at closing; or (d) the validity, effectiveness, sufficiency or enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

    10.5. Action on Instructions of Lenders.  The Agent shall in all cases  be
          ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all Lenders, as applicable), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

    10.6. Employment of Agents and Counsel.  The Agent may execute any of  its
          --------------------------------
duties as Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

    10.7. Reliance on  Documents; Counsel.   The  Agent shall  be entitled  to
          -------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect of legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

    10.8. Agent's Reimbursement  and Indemnification.   The  Lenders agree  to
          ------------------------------------------
reimburse and indemnify  the Agent ratably  in proportion to  their respective
Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, however, that no Lender shall be liable for
                       --------  -------
any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this
Section 10.8 shall survive payment of the Obligations and termination of  this
------------
Agreement.

    10.9. Notice of Default.  The Agent shall not be deemed to have  knowledge
          -----------------
or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

    10.10.     Rights as a Lender.   In the event  the Agent is a  Lender, the
               ------------------
Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

    10.11.     Lender Credit Decision.  Each Lender acknowledges that it  has,
               ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

    10.12.     Successor Agent.   The Agent may  resign at any  time by giving
               ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Lenders, a successor Agent. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this
Article X shall continue in effect for the benefit of such Agent in respect of
---------
any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

    10.13.     Documentary Agent.   The Documentary Agent  shall not have  any
               -----------------
right, power, obligation, liability, responsibility or duty under this Agreement other than in connection with (i) the initial syndication of the Loans and Commitments hereunder and (ii) the preparation, negotiation and execution of the Loan Documents and any subsequent waivers, supplements, amendments or other modifications thereto. The Agent agrees to act jointly with the Documentary Agent in the preparation, negotiation and execution of any future waiver, supplement, amendment or other modification to any Loan Document. All provisions of this Article X with respect to the Agent shall be
                                  ---------
applicable to the Documentary Agent in connection with its activities pursuant to this Section. None of the Lenders identified on the cover page of this Agreement as a "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such.

                            ARTICLE XI

                     SETOFF; RATABLE PAYMENTS
                     ------------------------

    11.1. Setoff.  In  addition to, and  without limitation of,  any rights of
          ------
the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender.

    11.2. Ratable Payments.   If any Lender,  whether by setoff  or otherwise,
          ----------------
has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of
   -----------------------
such Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be set off is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                           ARTICLE XII

        BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
        -------------------------------------------------

    12.1. Successors  and  Assigns.    The  terms  and  provisions of the Loan
          ------------------------
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents without the consent of all Lenders, and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding
                                               ------------
clause (b) of this Section, any Lender may at any time, without the consent of
----------
the Borrower or the Agents, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no
                                                   --------  -------
such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment thereof or, in the case of any
     ------------
other transfer, a written notice of such transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

    12.2. Participations.
          --------------

          12.2.1.  Permitted Participants;  Effect.   Any Lender  may, in  the
                   -------------------------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
                                                                ------------
participating interests in any Loan owing to such Lender, the Note held by such Lender, the Commitment of such Lender or any other interest of such Lender under the Loan Documents; provided, however, that any sale of a
                                      --------   -------
participation to an insurance company or a company known by such Lender to control or be controlled by or be under common control with an insurance company shall require the prior written consent of the Borrower, which consent shall not be unreasonably withheld. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          12.2.2.  Voting Rights.  Each Lender shall retain the sole right  to
                   -------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (g) of Section 8.2 and which the Lender and Participant
                            -----------
agree shall require approval of the Participant.

          12.2.3.  Benefit  of  Setoff.     The  Borrower  agrees  that   each
                   -------------------
Participant shall be deemed  to have the right  of setoff provided in  Section
                                                                       -------
11.1 in respect of its participating interest in amounts owing under the  Loan
----
Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each Lender shall retain the right of setoff provided in Section 11.1 with
                                                            ------------
respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with
                                           ------------
each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each
                                                      ------------
Participant were a Lender.

    12.3. Assignments.
          -----------

          12.3.1.  Permitted Assignments.   Any  Lender may,  in the  ordinary
                   ---------------------
course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part
                                                 ----------
of its  rights and  obligations under  the Loan  Documents; provided, however,
                                                            --------  -------
that in the case of an assignment to an entity which is not a Lender or an Affiliate of a Lender, such assignment shall be in a minimum amount of $5,000,000 and shall require the prior written consent of the Borrower, such consent not to be unreasonably withheld.

Such assignment shall  be substantially in  the form of  Exhibit E or  in such
                                                         ---------
other form as may be agreed to by the parties thereto.

          12.3.2.  Effect; Effective Date.   Upon (a)  delivery to the  Agents
                   ----------------------
of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit E (a "Notice of Assignment"), together with any consents required by
---------     ---------------------
Section 12.3.1, and (b)  payment of a $2,000  fee to the Agent  for processing
--------------
such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Revolving Credit Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall
     --------------
make appropriate arrangements so that a replacement Note is issued to such transferor Lender and a new Note or, as appropriate, a replacement Note, is issued to such Purchaser, in each case in principal amounts reflecting their Revolving Credit Commitment, as adjusted pursuant to such assignment.

    12.4. Dissemination of Information.   The Borrower authorizes each  Lender
          ----------------------------
to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and
                                                             ----------
any prospective Transferee, subject to the Borrower's consent (not to be unreasonably withheld) to such Transferee if such consent is required under
Section 12.2.1 or 12.3.1, any and all information in such Lender's  possession
--------------    ------
concerning the creditworthiness of the Borrower and its Subsidiaries.

    12.5. Tax Treatment.  If any interest in any Loan Document is  transferred
          -------------
to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.18.
                              ------------


                           ARTICLE XIII

                             NOTICES
                             -------

    13.1. Giving Notice.  Except as  otherwise permitted by Section 2.15  with
          -------------                                     ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

    13.2. Change of  Address.   The Borrower,  the Agents  and any  Lender may
          ------------------
each change the address for service of notice upon it by a notice in writing to the other parties hereto.



                     [Signature pages follow]

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agents have executed this Agreement as of the date first above written.


                             20TH CENTURY INDUSTRIES

                             By:  William L. Mellick

                             Title: President & Chief Executive Officer
                                   6301 Owensmouth Avenue
                                   Woodland Hills, California  91367

                             Attention:  William L. Mellick,
                                         President and Chief Executive Officer

                             Telephone:  (818) 704-3393
                             Telecopy:    (818) 704-6223

    Commitments
    -----------
    $32,000,000                   THE FIRST NATIONAL BANK OF CHICAGO,
                                  individually and as Documentary Agent

                             By:  Paul T. Schultz

                             Title:  Vice President
                                    One First National Plaza
                                    Chicago, Illinois  60670

                                Attention:  Paul T. Schultz

                             Telephone:   (312) 732-7074
                             Telecopy:    (312) 732-4033

    Commitments
    -----------

    $32,000,000                   UNION BANK, individually and as Agent


                             By:  Robert C. Dawson

                             Title:  Vice President
                                  445 Figueroa Street
                                  Los Angeles, California  90071

                               Attention:   Robert C. Dawson

                             Telephone:   (213) 236-4249
                             Telecopy:    (213) 629-5328

    Commitments
    -----------

    $29,000,000                   THE BANK OF NEW YORK

                             By:  Christine M. Herrick

                             Title:
                                    One Wall Street
                                    New York, New York  10286

                                Attention:  Christine M. Herrick

                             Telephone:   (212) 635-7853
                             Telecopy:    (212) 809-9520

    Commitments
    -----------

    $0                       BANK ONE TEXAS, N.A.

                             By:  D. Keith Thompson

                             Title:  Assistant Vice President
                                    1717 Main Street, 4th Floor
                                    Dallas, Texas  75201

                                Attention:  D. Keith Thompson

                             Telephone:  (214) 290-2303
                             Telecopy:    (214) 290-2332

    Commitments
    -----------

    $25,000,000              FIRST UNION NATIONAL BANK OF
                               NORTH CAROLINA

                             By:  Bill A. Shirley

                             Title:  Vice President
                                    One First Union Center TW19
                                    Charlotte, North Carolina  28288

                                Attention:  Tammy F. Anderson

                             Telephone:   (704) 374-6928
                             Telecopy:    (704) 383-9144

    Commitments
    -----------

    $19,000,000                   SANWA BANK CALIFORNIA

                             By:  John C. Hyche

                             Title:  Vice President
                                    Sanwa Bank Plaza, 8th Floor
                                    601 South Figueroa Street
                                    Los Angeles, California  90017

                                Attention:  John Hyche

                             Telephone:   (213) 896-7543
                             Telecopy:    (213) 896-7282

    Commitments
    -----------

    $29,000,000                   FLEET NATIONAL BANK OF CONNECTICUT

                             By:  James H. Steane II

                             Title:  Senior Vice President
                                    777 Main Street, MSN 250
                                    Hartford, Connecticut  06115

                                Attention:  James H. Steane II

                             Telephone:  (203) 986-2810
                             Telecopy:    (203) 986-1264

    Commitments
    -----------

    $8,000,000                    BANK OF AMERICA

                             By:  Gary R. Pett

                             Title:  Senior Vice President
                                    231 South LaSalle Street
                                    Chicago, Illinois  60697

                                Attention:  Colleen Mullins

                             Telephone:   (312) 828-8206
                             Telecopy:    (312) 828-4203

    Commitments
    -----------

    $11,000,000                   CREDIT LYONNAIS CAYMAN ISLANDS BRANCH

                             By:  William J. Fischer

                             Title:
                                    Three Embarcadero Center, Suite 1640
                                    San Francisco, California  94111

                                Attention:  Ed Leong

                             Telephone:   (415) 956-7002
                             Telecopy:    (415) 956-7008

    Commitments
    -----------

    $11,000,000                   WELLS FARGO BANK, N.A.

                             By:  Richard H. Palmer

                             Title:  Vice President
                                    333 South Grand Avenue, 12th Floor
                                    Los Angeles, California  90071

                                Attention:  Richard Palmer

                             Telephone:  (213) 253-6137
                             Telecopy:    (213) 617-7620

    Commitments
    -----------

    $29,000,000                   THE CHASE MANHATTAN BANK, N.A.

                             By:

                             Title:
                                    One Chase Manhattan Plaza, 4th Floor
                                    New York, New York  10081

                                Attention:  Jill D. Schildkraut

                             Telephone:   (212) 552-7757
                             Telecopy:    (212) 552-1999

    Total:
    $225,000,000
    ============
Document Number:  0055902.11CREDIT.AGR
12-6-95/06:20pm

                            EXHIBIT A
                            ---------

                             FORM OF
                         PROMISSORY NOTE


$________________                                             December 7, 1995


      FOR VALUE RECEIVED, the undersigned, 20TH CENTURY INDUSTRIES, a California corporation ("Borrower"), unconditionally promises to pay to the
                          --------
order of _____________________ ("Lender"), at the main office of Union Bank in
                                 ------
Los Angeles, California, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the undersigned pursuant to Article II of the Credit Agreement (as defined below). The principal amount of each Advance evidenced hereby shall be payable as set forth in the Credit Agreement hereinafter referred to, with any outstanding principal amount of the Advances made by the Lender being payable on the Facility Termination Date. Borrower further agrees to pay interest on the unpaid principal amount hereof in like money from time to time from the date hereof at the rates and on the dates specified in the Credit Agreement. The Lender is authorized to record the date and amount of each Advance and the date and amount of each principal payment hereunder on the schedule annexed hereto and made a part hereof (or on a continuation thereof which shall be attached hereto and made a part hereof) or otherwise on the records of the Lender, and any such recordation shall constitute prima facie evidence of the accuracy of the information so
            -----  -----
recorded;  provided,  however,  that  the  failure  of the Lender to make such
           --------   -------
recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.

      This Promissory Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of December 7, 1995 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement") among Borrower, The First National Bank of Chicago, as Documentary
---------
Agent, Union Bank, as Agent, and the Lenders named therein, and is subject to the provisions thereof, and reference is hereby made for a statement of the terms and conditions governing this Promissory Note, including the terms and conditions under which this Promissory Note may be prepaid or its maturity accelerated. Capitalized terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

      Upon the occurrence of any one or more of the Defaults specified in the Credit Agreement all amounts then remaining unpaid on this Promissory Note may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                   20TH CENTURY INDUSTRIES


                                   By:_______________________________

                                   Print:____________________________

                                   Title:____________________________


Document Number:  0058224.06
12-7-95/10:23am

                 Schedule to the Promissory Note
                 -------------------------------

                         REVOLVING CREDIT
                 LOANS AND PAYMENTS OF PRINCIPAL
                 -------------------------------


             Amount               Amount of           Unpaid          Notation
Date      of Advances          Principal Repaid    Principal Balance  Made By
----      -----------          ----------------    -----------------  --------

                            EXHIBIT B
                            ---------

                   AMMENDMENT OF PLEDGE AGREEMENT
                   ------------------------------



      This Amendment, dated as of December 7, 1995, is by and between 20TH CENTURY INDUSTRIES, a California corporation (the "Borrower"), and UNION BANK, as agent for the Lenders (as defined below).

                         R E C I T A L S:
                         ---------------

      A. Reference is made to that certain Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, Union Bank, as Agent and as lender, The First National Bank of Chicago, as Documentary Agent and as lender, and the other financial institutions party thereto (the "Credit Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to it by the Credit Agreement.

      B. The Borrower and Union Bank, as Agent, entered into a certain Pledge Agreement dated as of June 30, 1994 (the "Pledge Agreement") pursuant to which the stock of 20th Century and 21st Century was pledged to secure the Obligations.

      C.The Borrower and the Agent, acting with the consent of the Lenders, wish to amend the Pledge Agreement.

      NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

            1.    Amendment of Pledge Agreement.
                  -----------------------------

            (a) The definition of "Credit Agreement" in Section 1 of the Pledge Agreement is hereby amended in its entirety to read as follows:

                  "'Credit  Agreement'  means  that  certain  Credit Agreement
                    -----------------
            dated as of June 30, 1994 among the Company, the Lenders, the Agent and the Documentary Agent, as amended and restated on December 7, 1995 and as it may be further amended, supplemented, restated or otherwise modified from time to time."

            (b) A new definition is added to Section 1 of the Pledge Agreement in appropriate alphabetical order as follows:

                  "'Default  Rate'  means  the  rate  prescribed by the second
                    -------------
            sentence of Section 2.11 of the Credit Agreement."

            (c) The definition of "Pledged Stock" in Section 1 of the Pledge Agreement is hereby amended in its entirety to read as follows:

                  "'Pledged  Stock'  means  all  of  the outstanding shares of
                    --------------
            capital stock of 20th Century and 21st Century."

            (d) Section 5.1 is hereby amended by deleting the last sentence thereof in its entirety and inserting the following:

                  "The  Company  will  hold  in  trust  for the Agents and the
            Lenders upon receipt and immediately thereafter deliver to the Agent such additional shares and any other instrument evidencing or constituting Collateral (except, prior to the occurrence of an Unmatured Default or a Default, ordinary cash dividends, if any, paid with respect to the Pledged Stock and the Stock Rights and permitted by the Credit Agreement); provided, however, that
                                                       --------  -------
            the Company may direct the application of dividends received during an Unmatured Default to specified principal and interest payments under the Credit Agreement."

            (e) Section 9.6 is hereby amended by adding the words "or obligations" after the words "its rights" in line 5 of such Section.

            (f) Section 9.13 is hereby amended in its entirety to read as follows:

                  "9.13.  CHOICE  OF  LAW.    THIS  PLEDGE  AGREEMENT SHALL BE
                          ---------------
            CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS."

            (g)   Schedule  A  to  the  Pledge  Agreement  is  amended  in its
      entirety to read as set      forth on Schedule A hereto.

            2.    Representations and Warranties.  The Borrower hereby remakes
                  ------------------------------
and affirms as of the date hereof the representations and warranties set forth in Section 4 of the Pledge Agreement.

            3.    Affirmation of  Pledge.   The Borrower  hereby reaffirms its
                  ----------------------
pledge of the Collateral to the Agent pursuant to the Pledge Agreement to secure the Obligations and acknowledges that the Agent holds the Pledged Stock and related stock powers for the benefit of the Agents and all the Lenders to secure the Obligations.

            4.    Effect.   Except as  specifically amended  above, the Pledge
                  ------
Agreement shall remain in full force and effect and is hereby in all respects, ratified and confirmed. From and after the date hereof, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Pledge Agreement as amended hereby.

            5. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of New York but giving effect to federal laws applicable to national banks.

            6.    This   Amendment   may   be   executed   in  any  number  of
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Amendment of Pledge Agreement as of the day and year first written above.

                                   UNION BANK, as Agent



                                   By:____________________________

                                   Its:___________________________


                                   20TH CENTURY INDUSTRIES



                                   By:____________________________

                                   Its:___________________________



Document Number:  0059101.05
12-7-95/10:23am


                                       Schedule A to
                                     Pledge Agreement

                                       Pledged Stock


         Pledged Stock          Jurisdiction         No. of          No. of    Par Value    % of Outstanding
       Corporation Name          of Domicile    Stock Certificate    Shares    Per Share      Capital Stock
       ----------------          -----------    -----------------    ------    ---------      -------------

20th Century Insurance Company    California           1             10,000        $300.00       100%

21st Century Casualty Company     California           1              1,300      $1,000.00       100%



                            EXHIBIT C

                             FORM OF
                      COMPLIANCE CERTIFICATE
                      ----------------------


To:   The Lenders parties to the
      Credit Agreement described below.


      This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of December 7, 1995, among 20th Century Industries (the "Borrower"), the Lenders party thereto, Union Bank, as Agent for the Lenders, and The First National Bank of Chicago, as Documentary Agent for the Lenders (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

      THE UNDERSIGNED IN HIS/HER CAPACITY AS AN OFFICER OF THE BORROWER, HEREBY CERTIFIES THAT:

A.    I am the duly elected __________________ of the Borrower;

      1. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

      2. The examinations described in paragraph 1 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

      3. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

      Described below are the exceptions, if any, to paragraph 2 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

      ------------------------------------------------------------

      ------------------------------------------------------------

      ------------------------------------------------------------

      ------------------------------------------------------------

      The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ________ day of _____________ , 19___.


                                     ____________________________

                             [SAMPLE]

              SCHEDULE "I" TO COMPLIANCE CERTIFICATE
              --------------------------------------

         Schedule of Compliance as of _________________ With
            Provisions of Section 6.14, 6.21 and 6.22 of
                           the Agreement


6.14. AIG Investments.
----  ---------------

       Investments by the Borrower and its Subsidiaries in
       any joint venture or strategic alliance with AIG
       or its Affiliates as contemplated under the AIG
       Agreement                                                  $___________

       MAXIMUM INVESTMENTS PER COVENANTS                          $15,000,000


6.14(b)(ii).  Investments
-----------   -----------

A.    Investments (excluding Investments in Affiliates)
      not rated NAIC-2 or better.                                $___________

B.    Consolidated Investments of Insurance Subsidiaries         $___________

      Ratio of A to B                                             ____________

      MAXIMUM RATIO:                                              .02 to 1.00


6.21.1.  Minimum Net Worth.
------   -----------------

Net Worth (actual)                                                 $__________

      MINIMUM CONSOLIDATED NET WORTH:
            (i)   $350,000,000                                     $__________

         + (ii)   Positive Net Income for each fiscal quarter
                        ending on or after 12/31/95
                        X .50                                      $__________
         + (iii)  50% of the net proceeds to the Borrower or its
                  Subsidiaries of sales of equity securities
                  (excluding surplus contributions to Insurance
                  Companies)                                       $__________

         SUM of (i), (ii) and (iii)                                $_________
                                                                  __________

6.22.1.  Surplus as Regards Policyholders.
------   --------------------------------

      MINIMUM SURPLUS:
            (i)   Surplus as Regards Policyholders                 $_________

      MINIMUM SURPLUS AS REGARDS POLICYHOLDERS
       PER COVENANT

            (i) $250,000,000                                       $__________
         + (ii) Borrower's aggregate consolidated Statutory Net
                        Income, if positive, for each fiscal quarter
                        ending on or after 12/31/95 X .25          $__________

         SUM of (i) and (ii)


6.22.2.   Operating Leverage.
------    ------------------

            (i) Net Written Premiums for preceding
                  four fiscal quarters                              $
          (ii) Aggregate Surplus as Regards
                  Policyholders                                     $

         Ratio of (i) to (ii)                                     _______:1.0


         MAXIMUM RATIOS:

                  Period                  Ratio
                  ------                  -----
         to 6/30/96                     3.50 to 1.00
         7/01/96 and thereafter         3.25 to 1.00


6.22.3.   Coverage Ratio.
------    --------------

A.                Consolidated Statutory Net Income of
                        Insurance Subsidiaries for the four most
                        recent fiscal quarters then ended           $_________



B.          (i) Principal and interest paid during the four
                  fiscal quarters then ended on all
                  Indebtedness of the Borrower
                  (other than repayments of principal
                  on Loans pursuant to sections 2.6 and 2.7(b))     $_________

         + (ii) Cash dividends paid on capital stock and all
                  repurchases or redemptions of capital stock
                  during the four most recent fiscal
                  quarters then ended                               $_________

         SUM of (i) and (ii)                                        $________

         Ratio of A to B                                         ______ : 1.0

         MINIMUM RATIO:                                          1.50 to 1.00



Information relating to determination of Applicable Eurodollar Margin and Applicable ABR Margin:

A.    Unassigned Funds are [positive/negative]

B. Ratio of Aggregate Revolving Credit Commitment to Surplus as Regards Policyholders is
     .____ to 1.00.

Document Number:  0058237.06
12-7-95/10:24am

                            EXHIBIT D

                             FORM OF
                       MONTHLY CERTIFICATE
                       -------------------


To:   The Lenders parties to the
      Credit Agreement described below.


      This Monthly Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of December 7, 1995, among 20th Century Industries (the "Borrower"), the Lenders party thereto, Union Bank, as Agent
                 --------
for the Lenders, and The First National Bank of Chicago, as Documentary Agent for the Lenders (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement"). Unless otherwise defined herein, the terms
                    ---------
used in this Monthly Certificate have the meanings ascribed thereto in the Agreement.

      THE UNDERSIGNED IN HIS/HER CAPACITY AS AN OFFICER OF THE BORROWER, HEREBY CERTIFIES THAT:

      1.    I am the duly elected Chief Financial Officer of the Borrower; and

      2.    Schedule I attached hereto  sets forth certain financial  data and
            ----------
computations of 20th Century Insurance Company ("20th Century"), all of  which
                                                 ------------
data and computations are true, complete and correct.

      The foregoing certifications, together with the computations set forth in Schedule I hereto are made and delivered this ________ day of _____________
   ----------
, 19___.



                                        -----------------------------------

                                              Chief Financial Officer

                             [SAMPLE]

               SCHEDULE "I" TO MONTHLY CERTIFICATE
               -----------------------------------

       Schedule of Computation with respect to 20th Century as of ______[date]_______ , _______


Information relating to determination of Applicable Eurodollar Margin and Applicable ABR Margin:

A.    Unassigned  Funds  as  of  __________,    ____  was  [positive/negative]
      $________.

B. Ratio of Aggregate Revolving Credit Commitment to Surplus as Regards Policyholders of 20th Century was ____ to 1.00.

      (i)   Aggregate Revolving Credit Commitment as of            $__________
            __________, ____

      (ii)  Surplus as Regards Policyholders of 20th Century
            as of ___________, ____                                $__________

      (iii) Ratio of (i) to (ii)                                 _____ to 1.00

Document Number:  0062811.04
12-7-95/10:27am

                            EXHIBIT E

                             FORM OF
                       ASSIGNMENT AGREEMENT
                       --------------------


      This  Assignment   Agreement  (this   "Assignment  Agreement")   between
________________(the "Assignor")  and __________________  (the "Assignee")  is
dated as of _______________ , 19__.  The parties hereto agree as follows:

      1.    PRELIMINARY  STATEMENT.    The  Assignor  is  a  party to a Credit
            ----------------------
Agreement (which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of
Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

      2.    ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and  assigns
            -------------------------
to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the facility identified on Schedule 1 and the other Loan Documents. The aggregate
Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.

      3.    EFFECTIVE DATE.  The  effective date of this  Assignment Agreement
            --------------
(the "Effective Date") shall be the later  of the date specified in Item 5  of
Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit "I" attached hereto has been delivered to the Agent. Such Notice of Assignment must include any consents required to be delivered to the Agent by Section
12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder except its rights to indemnification by the Borrower under the Credit Agreement.

      4.    PAYMENTS  OBLIGATIONS.    On  and  after  the  Effective Date, the
            ---------------------
Assignee  shall  be  entitled  to  receive  from  the  Agent  all  payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Advances assigned to the Assignee hereunder and (ii) with respect to each Eurodollar Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or
(b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Eurodollar Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses
(a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Eurodollar Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Eurodollar Loan shall be prior to the last day of the Interest Period therefor, they shall agree on the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Eurodollar Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid by the Company with respect to any Eurodollar Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Eurodollar Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Eurodollar Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Eurodollar Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Eurodollar Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Agent with respect to Eurodollar Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Advances, or the Payment Date, in the case of Eurodollar Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

*Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

      [5.   FEES  PAYABLE  BY  THE  ASSIGNEE.    The Assignee shall pay to the
            --------------------------------
Assignor a fee on each day on which a payment of interest or commitment fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or commitment fees for the period prior to the Effective Date or, in the case of Eurodollar Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to
the Assignee hereunder  if each interest  rate was       of 1%   less than the
interest rate paid by the Borrower or if the commitment fee was of 1% less than the commitment fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay % of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement.]

      6.    REPRESENTATIONS  OF  THE  ASSIGNOR;  LIMITATIONS ON THE ASSIGNOR'S
            ------------------------------------------------------------------
LIABILITY.   The Assignor  represents and  warrants that  it is  the legal and
---------
beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.

      7.    REPRESENTATIONS OF THE ASSIGNEE.   The Assignee (i)  confirms that
            -------------------------------
it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agents, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes.*]

*to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

      8.    INDEMNITY.  The Assignee agrees to indemnify and hold harmless the
            ---------
Assignor against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

      9.    SUBSEQUENT ASSIGNMENTS.   After  the Effective  Date, the Assignee
            ----------------------
shall have the right pursuant to Section 12.3.1 of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under [Sections 4, 5 and 8] hereof.

      10.   REDUCTIONS  OF  AGGREGATE  COMMITMENT.    If  any reduction in the
            -------------------------------------
Aggregate Revolving Credit Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Revolving Credit Commitment.

      [11.  ENTIRE  AGREEMENT.    This  Assignment  Agreement and the attached
            -----------------
Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.]

      12.   GOVERNING LAW.  This Assignment Agreement shall be governed by the
            -------------
internal law, and not the law of conflicts, of the State of New York.

      13.   NOTICES.  Notices shall  be given under this  Assignment Agreement
            -------
in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.



                                   [NAME OF ASSIGNOR]

                                   By:___________________________

                                   Title:________________________
                                         ________________________
                                         ________________________


                                   [NAME OF ASSIGNEE]


                                   By:___________________________

                                   Title:________________________
                                         ________________________
                                         ________________________

                           SCHEDULE "1"
                     TO ASSIGNMENT AGREEMENT
                     -----------------------

1. Description and Date of Credit Agreement: Amended and Restated Credit Agreement dated as of December 7, 1995 among 20th Century Industries, Union Bank as agent and lender, The First National Bank of Chicago, as documentary agent and lender, and the other lenders party thereto, as amended from time to time.

2.    Date of Assignment Agreement:  ____________________________   , 19__

3.    Amounts (As of Date of Item 2 above):

      a.    Total of Commitments
            (Loans)** under
            Credit Agreement         $_________________

      b.    Assignee's Percentage
            of Facility purchased
            under the Assignment
            Agreement***               ______ %

      c.    Amount of Assigned Share in
            Facility purchased under
            the Assignment
            Agreement                $____________

4.    Assignee's Aggregate (Loan
      Amount)**  Commitment Amount
      Purchased Hereunder:           $____________

5.    Proposed Effective Date:

Accepted and Agreed:

[NAME OF ASSIGNOR]                 [NAME OF ASSIGNEE]


By:____________________________    By:____________________________

Title:_________________________         Title:____________________


 ** If a Commitment has been terminated, insert outstanding Loans in place of Commitment
***   Percentage taken to 10 decimal places

              ATTACHMENT TO SCHEDULE "1" TO ASSIGNMENT AGREEMENT
              --------------------------------------------------

        Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                           EXHIBIT "I"
                     TO ASSIGNMENT AGREEMENT

                             NOTICE
                          OF ASSIGNMENT
                          -------------

                                             _____________ , 19__

To:   Union Bank, as Agent



From: [NAME OF ASSIGNOR] (the "Assignor")

      [NAME OF ASSIGNEE] (the "Assignee")

         1. We refer to that Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2. This Notice of Assignment (this "Notice") is given and delivered to the Agent pursuant to Section 12.3.2 of the Credit Agreement.

         3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of ____________________ , 19___(the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor, the percentage interest specified in Item 3 of Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facility identified on Schedule 1 and the other Loan Documents. The Effective Date (as defined in the Assignment) shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrower and the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Agent on or before the Effective Date the processing fee of $2,000 required by Section
      12.3.2 of the Credit Agreement.

         6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

         7. The  Assignee   advises  the   Agent  that   notice  and   payment
      instructions are set forth in the attachment to Schedule 1.

         8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

         9. The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement. The Assignee shall, if the Assignee is not incorporated under the laws of the United States of America or a state thereof, deliver the forms required by Section
      2.18 of the Credit Agreement at least five Business Days prior to the Effective Date.



NAME OF ASSIGNOR                   NAME OF ASSIGNEE


By:_________________________       By:___________________________

Title:______________________            Title:___________________


ACKNOWLEDGED BY UNION BANK,        ACKNOWLEDGED AND CONSENTED TO
 as Agent                          BY 20TH CENTURY INDUSTRIES


By:_________________________       By:___________________________

Title:______________________             Title:__________________

          [Attach photocopy of Schedule 1 to Assignment]

               EXHIBIT "II" TO ASSIGNMENT AGREEMENT

                       CONSENT AND RELEASE
                       -------------------


TO:   [NAME OF ASSIGNOR]
      ________________________
      ________________________

      [NAME OF ASSIGNEE]
      ________________________
      ________________________



                                        _______________ , 19_____


      1. We acknowledge receipt from _______________________ (the "Assignor") and _______________________ (the "Assignee") of the Notice of Assignment, dated as of _________________, 19___ (the "Notice"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Notice.

      2. In consideration of the assumption by the Assignee of the obligations of the Assignor as referred to in the Notice, the Borrower hereby
(i) irrevocably consents, as required by Section 12.3.1 of the Credit Agreement, to the assignment and delegation referred to in the Notice and (ii) as of the Effective Date, irrevocably releases the Assignor from its obligations to the Borrower, under the Loan Documents to the extent that such obligations have been assumed by the Assignee. The Borrower and the Agent agree that, as of the Effective Date, the Borrower shall consider the Assignee as a "Lender" for all purposes under the Loan Documents to the extent of the assignment and delegation referred to in the Notice.

                                         UNION BANK, as Agent


                                         By:___________________________

                                         Title:________________________


                                         20TH CENTURY INDUSTRIES


                                         By:___________________________

                                         Title:________________________


0058229.05

                                                                                                                Schedule 2.1
                                                                                                                ------------

                                                     LOANS AND REPAYMENTS
                                                     --------------------


                                   Aggregate Loans                        Principal Repayment     Loan Balance After Giving
                                 Outstanding Under Prior  Loan to be Made  to be Received on      Effect to Loans to be Made
Lender or Existing Lender          Credit Agreement        on Date Hereof   the Date Hereof    and/or Repaid on the Date Hereof
-------------------------          ----------------        --------------   ---------------    --------------------------------

The First National Bank of Chicago       $30,000,000      $        ---        $5,111,111.11             $24,888,888.89

Union Bank                                30,000,000               ---         5,111,111.11              24,888,888.89

Bank One, Texas, N.A.                     25,000,000               ---        25,000,000.00                       0.00

First Union National Bank                 25,000,000               ---         5,555,555.55              19,444,444.45
   of North Carolina

Sanwa Bank California                     15,000,000               ---           222,222.22              14,777,777.78

Shawmut Bank Connecticut, N.A.            25,000,000               ---         2,444,444.45              22,555,555.55

The Bank of New York                      25,000,000               ---         2,444,444.45              22,555,555.55

Bank of America                                    0         6,222,222.22         ---                     6,222,222.22

Credit Lyonnais, San Francisco                     0         8,555,555.56         ---                     8,555,555.56

Wells Fargo Bank                                   0         8,555,555.56         ---                     8,555,555.56

Chase Manhattan Bank                               0        22,555,555.55         ---                    22,555,555.55

                                 --------------------     ---------------- -----------------   ------------------------
                                     $175,000,000.00       $45,888,888.89    $45,888,888.89            $175,000,000.00


                           Schedule 5.7

                              TAXES
                              -----

      Federal income tax returns for calendar years 1991 through 1994 are currently being examined by the Internal Revenue Service ("IRS"). The statute of limitations for assessment for the calendar year 1991 and 1992 returns has been extended until December 31, 1996. The statute of limitations for the 1993 and 1994 returns will expire September, 1997 and March, 1998, respectively.

      Prior to this current examination, the latest IRS examination (covering calendar years 1981 through 1986 and 1988) was concluded in October, 1991 with a "no change" letter from the IRS District Director.

      A deficiency assessment for California Premium Tax for calendar years 1989 and 1990 was issued by the California State Board of Equalization ("SBE") on October 8, 1993, as follows:

     Year      Due Date  Gross Premiums           Rate       Tax     Interest*
     ----      --------  --------------           ----       ---     ---------

     1989      4-1-90         19,992,089          2.37%      473,813  344,187
     1990      4-1-91         14,751,589          2.46%      362,889  198,360

                    Amount Due                    836,702    542,547

* Interest to November 30, 1995.

The deficiency arises because the Borrower did not pay premium tax on premiums which were to be rebated to its policyholders under Proposition 103. The Department of Insurance contends the Borrower should have paid the premium tax on those premiums because it did not pay those rebates but only accrued the liability. The Borrower timely filed a petition of redetermination with the SBE on November 5, 1993, and has not heard anything further. If the Borrower loses the appeal it would have to pay additional interest as well as a 10% penalty of $83,670.

                           Schedule 5.8

          LITIGATION AND MATERIAL CONTINGENT OBLIGATIONS
          ----------------------------------------------



TITLE                         CASE NO.              DESCRIPTION
-----                         --------              -----------

The Proposition 103           972727           Per the terms of the
Enforcement Project (the                       Stipulation and Order entered
"Project") v. Chuck                            into with the Insurance
Quackenbush; 20th Century                      Commissioner on January 27
Insurance Co. and 21st                         and January 28, 1995
Century Casualty Co., Real                     respectively, the Insurance
Party in Interest                              Subsidiaries resolved their
                                               Proposition 103 rollback
                                               liabilities.  This settlement
                                               was approved by the
                                               Department on August 29,
                                               1995 but challenged by the
                                               Project in this Superior Court
                                               case, filed on September 22,
                                               1995.  Evidence has been
                                               presented and we are
                                               awaiting the Court's decision.

                           Schedule 5.9

                          CAPITALIZATION
                          --------------

      The consolidated capitalization of 20th Century Industries as of October 31, 1995 is as follows:

Stockholders' Equity (Amount in thousands)

            Capital Stock

                  Preferred Stock par value $1.00
                        per share, authorized 500,000
                        shares, none issued.

                  Series A Convertible Preferred Stock,
                        stated value $1,000 per share,
                        authorized 376,126 shares,
                        outstanding 224,950 shares.               $224,950,000

                  Common stock without par value;
                        authorized 110,000,000 shares,
                        outstanding 51,495,636 shares.              69,756,343

                  Common stock warrants                             16,000,000

                  Unrealized investment gains (losses), net         20,021,248

                  Retained earnings                                111,493,907
                                                                  ------------

Total stockholders' equity                                        $442,221,498
                                                                  ------------


      Both Subsidiaries are incorporated in California and owned 100% by 20th Century Industries. Their capitalization is as follows:

      20th Century Insurance Company
      ------------------------------

      Preferred Stock                              -0-
      Common Stock                       100,000 shares authorized
                                          10,000 shares outstanding
                                             $300 par value per share

      Treasury Shares                              -0-

      21st Century Casualty Company
      -----------------------------

      Preferred Stock                             -0-
      Common Stock                       100,000 shares authorized
                                            1,300 outstanding
                                          $1,000 par value per share

      Treasury Shares                             -0-

                          Schedule 5.10

                              ERISA
                              -----

      The Borrower maintains the 20th Century Industries Pension Plan, a Single Employer Plan, and the Unfunded Liability for such Plan as of December 31, 1994 was not in excess of $5,000,000.

                          Schedule 5.16

                   OWNED AND LEASED PROPERTIES
                   ---------------------------

      20th Century Industries and its Subsidiaries do not own any real property. Its leasehold interests are free of all Liens.

                          Schedule 5.22

                      LICENSE JURISDICTIONS
                      ---------------------

     SUBSIDIARY                                   LICENSE
     ----------                                   -------

     20th Century Insurance Company               California
     21st Century Casualty Company                California

      Each  Insurance  Subsidiary  currently  sells  personal lines automobile
insurance.    Additionally,  20th  Century  sells  personal  excess  liability coverage.

      20th Century Insurance Company's Certificate of Authority permits the Insurance Subsidiary to write classes of insurance defined as Fire, Marine, Surety, Disability, Plate Glass, Liability, Workers' Compensation, Common Carrier Liability, Boiler and Machinery, Burglary, Credit, Sprinkler, Team and Vehicle, Automobile, Aircraft and Miscellaneous in the California
Insurance Code.

      21st Century Casualty Insurance Company's Certificate of Authority permits the Insurance Subsidiary to write classes of insurance defined as Fire, Plate Glass, Liability, Burglary, Sprinkler, Automobile and Miscellaneous in the California Insurance Code.

                          Schedule 6.10

                           INDEBTEDNESS
                           ------------

                               None

                          Schedule 6.14


                           INVESTMENTS
                           -----------

      Borrower's Investments in Subsidiaries and other Investments are as follows:

          Investment                                Amount
          ----------                                ------

     Capital Stock of 20th Century                  3,000,000
     Capital Stock of 21st Century                  1,300,000
     Short Term Investments as of                 18,471,790
       November 28, 1995 in Commercial Paper*

     Total                                        22,771,790



The October 31, 1995 Portfolio Summaries for each Insurance Subsidiary are attached.



*This amount is included in "Cash and Equivalents" in the Financial Statement.


                                              PORTFOLIO BY CLASS

                                        20TH CENTURY INSURANCE COMPANY



MAJOR INVESTMENT CLASS          ACTUAL          MARKET      % AT       EST. ANN      AV RET     AV RET
AS OF OCTOBER 31, 1995           COST           VALUE      MARKET       INCOME       MARKET      COST
                                 ----           -----      ------       ------       ------      ----

U.S. GOVT & AGENCY
   INSTRUMENTS              111,707,357      113,530,731    10.1%      7,886,350      6.95%       7.06%

MUNICIPAL BONDS             213,062,337      211,961,208    18.9%     12,171,360      5.74%       5.71%

CORP. NOTES & BONDS         759,970,050      788,940,433    70.3%     56,898,125      7.21%       7.49%

EQUITIES                        539,200        1,188,240     0.1%          4,314      0.36%       0.80%

SUB TOTAL LONG TERM
   INVESTMENTS            1,085,278,944    1,115,618,702              76,960,149       6.90%      7.09%

SHORT TERM INVESTMENTS        6,788,282        6,788,282      0.6%       357,063       5.26%       5.26%

TOTAL INVESTMENTS         1,092,067,226    1,122,406,984    100.0%    77,317,212       6.89%       7.08%
                         --------------    -------------              ----------                   -----

AMORTIZED VALUE OF BONDS  1,084,319,034
MARKET VALUE OF BONDS     1,114,432,462
                         --------------
UNREALIZED GAIN OR (LOSS)
   ON BONDS                  30,113,426
                             ----------



                                              PORTFOLIO BY CLASS

                                         21ST CENTURY CASUALTY COMPANY



MAJOR INVESTMENT CLASS       ACTUAL       MARKET      % AT     EST. ANN     AV RET     AV RET
AS OF OCTOBER 31, 1995        COST        VALUE      MARKET     INCOME      MARKET      COST
                              ----        -----      ------     ------      ------      ----

U.S. GOVT & AGENCY
   INSTRUMENTS                    0              0     0.0%           0      0.00%       0.00%

MUNICIPAL BONDS            1,497,885     1,517,020    59.1       81,500      5.37%       5.44%

CORP. NOTES & BONDS        1,017,500     1,036,080    40.4%      80,000      7.72%       7.86%
SUB TOTAL LONG TERM
  INVESTMENTS              2,515,365     2,553,100              161,500      6.33%       6.42%

SHORT TERM INVESTMENTS        12,770        12,770     0.5%         672      5.26%       5.26%

TOTAL INVESTMENTS          2,528,155     2,565,870   100.0%     162,172      6.32%       6.41%
                         -----------    ----------              -------                  -----

AMORTIZED VALUE OF
   BONDS                   2,511,732
MARKET VALUE OF BONDS      2,553,100
                         -----------
UNREALIZED GAIN OR
  (LOSS) ON BONDS             41,366
                             -------


                          Schedule 6.16

                              LIENS
                              -----

                               None

                QUOTA SHARE REINSURANCE AGREEMENT

                             between

                 20TH CENTURY INSURANCE COMPANY
           (hereinafter referred to as the "Company")

                               and

             AMERICAN INTERNATIONAL INSURANCE COMPANY
           (hereinafter referred to as the "Reinsurer")


****************************************************************

PREAMBLE
--------

This Agreement replaces that certain agreement dated December 16, 1994 and substitutes American International Insurance Company as Reinsurer for New Hampshire Insurance Company and further incorporates Letter of Credit provisions, effective as of January 1, 1995.

The Reinsurer hereby agrees to reinsure the Company in respect of the Company's net liability under all policies, contracts and binders of insurance (hereafter referred to as "policies") issued during the term of this Agreement subject to the following terms and conditions:

                            ARTICLE I
                            ---------

TERM
----

This Agreement shall be effective from 12:01 A.M., pacific standard time, January 1, 1995 and shall remain continuously in force through December 31, 1999. The Reinsurer has the option to renew this Agreement annually for four additional years by notifying the Company prior to December 31, 1999 or prior to the expiration date of any renewal.


                           ARTICLE II
                           ----------

PARTICIPATION
-------------

The Company shall cede and the Reinsurer shall accept 10% of the Company's net liability for losses on policies incepting during the term of this Agreement. As consideration, the Reinsurer shall receive a 10% share of the net written premiums, less ceding commission as described in Article III, generated by such policies. In the event the Reinsurer elects to renew this Agreement for annual periods following December 31, 1999 the participation shall be 8% on the first renewal, 6% on the second renewal, 4% on the third renewal and 2% on the fourth renewal.



                           ARTICLE III
                           -----------

COMMISSION
----------

The Reinsurer shall allow the Company a commission of 10.8% of the ceded written premium for policies with effective dates from January 1, 1995 and through December 31, 1995. For policies with effective dates in each subsequent underwriting year, the commission shall be equal to the rate of the Company's incurred underwriting expenses (as recorded in the Company's statutory statement) to net written premium for the prior calendar year.



QS20CNT8/7/95

                                  QUOTA SHARE REINSURANCE AGREEMENT
                                20TH CENTURY INSURANCE COMPANY/AIIC
                                                            Page 2
                                -----------------------------------


                           ARTICLE IV
                           ----------

REPORTS AND ACCOUNTS
--------------------

The Company shall furnish within forty-five days after the close of each calendar quarter an account reflecting the following separately for each underwriting year:

      A.    Net written premium ceded during the quarter (credited).

      B.    Commission on the ceded premium (debited).

      C.    Net paid losses (debited).

      D.    Net paid adjustment expenses (debited).

      E.    Net outstanding losses.

      F.    Net unearned premium.


            If the balance of A through D is a credit such amount shall be remitted with the account. If the balance of A through D is a debit, the Reinsurer shall remit such amount within 15 days of receipt of the account. Accounts by line of business shall also be provided by the Company including the aforementioned information.



                            ARTICLE V
                            ---------
DEFINITION
----------

Underwriting year shall mean all policies with effective dates from 12:01 A.M., pacific standard time, January 1st through December 31st of each calendar year.

Net written premium or net losses or net liability shall mean the gross amount less deductions for all other reinsurance.



CURRENCY
--------

All premium and loss payments hereunder shall be in United States currency.




                           ARTICLE VI
                           ----------

ACCESS TO RECORDS
-----------------

The Reinsurer or its duly appointed representatives shall have free access at all reasonable times to such books and records of those Divisions, Departments and Branch Offices of the Company which are directly involved with the subject matter business of this Agreement as shall reflect premium and loss transactions of the Company for the purpose of obtaining any and all information concerning this Agreement or the subject matter hereof. All non-public information provided in the course of the inspection shall be kept confidential by the Reinsurer as against third parties.


QS20CNT8/7/95

                                  QUOTA SHARE REINSURANCE AGREEMENT
                                20TH CENTURY INSURANCE COMPANY/AIIC
                                                            Page 3
                                -----------------------------------

                           ARTICLE VII
                           -----------

INSOLVENCY
----------

The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor. Immediately upon demand, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company which would involve a possible liability on the part of the Reinsurer, indicating the policy or bond reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is further agreed that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.


                          ARTICLE VIII
                          ------------

ARBITRATION
-----------

A. All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of two arbitrators, one to be chosen by each party, and in the event of the arbitrators failing to agree, to the decision of an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies or Underwriters at Lloyd's, London. If either of the parties fails to appoint an arbitrator within one month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire within one month of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by a Justice of the Supreme Court of the State of New York.

B. The arbitration proceeding shall take place in the city in which the Company's Head Office is located. The applicant shall submit its case within one month after the appointment of the court of arbitration, and the respondent shall submit its reply within one month after the receipt of the claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law. They shall settle any dispute under the Agreement according to an equitable rather than a strictly legal interpretation of its terms.



QS20CNT8/7/95

                                  QUOTA SHARE REINSURANCE AGREEMENT
                                20TH CENTURY INSURANCE COMPANY/AIIC
                                                            Page 4
                                -----------------------------------



C. Their written decision shall be provided to both parties within ninety days of the close of arbitration and shall be final and not subject to appeal.

D. Each party shall bear the expenses of his arbitrator and shall jointly and equally share with the other the expenses of the umpire and of the arbitration.

E.    This Article shall survive the termination of this Agreement.





                           ARTICLE IX
                           ----------


ERRORS AND OMISSIONS
--------------------

Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.


                            ARTICLE X
                            ---------


LOSS & LOSS ADJUSTMENT EXPENSE
------------------------------

The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses. All such adjustments, settlements, and compromises shall be binding on the Reinsurer in proportion to its participation. The Company shall likewise at its sole discretion commence, continue, defend, compromise, settle or withdraw from actions, suits or proceedings and generally do all such matters and things relating to any claim or loss as in its judgment may be beneficial or expedient, and all payments made and costs and expenses incurred in connection therewith or in taking legal advice therefor shall be shared by the Reinsurer proportionately. The Reinsurer shall, on the other hand, benefit proportionately from all reductions of losses by salvage, compromise or otherwise.


                           ARTICLE XI
                           ----------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

This Agreement shall protect the Company where the ultimate net loss includes any extra contractual obligations. The term "extra contractual obligations" is defined as those liabilities not covered under any other provision of the Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to , the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trail of any action against its insured or reinsured or in the preparation of prosecution of an appeal consequent upon such action. The Reinsurer's liability for extra contractual obligations shall not exceed their participation of the maximum limit of liability on the policy from which the extra contractual obligation arises.

The date on which any extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty. However, this Article shall not apply where the loss has been incurred due to fraud or a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.



QS20CNT8/7/95

                                  QUOTA SHARE REINSURANCE AGREEMENT
                                20TH CENTURY INSURANCE COMPANY/AIIC
                                                            Page 5
                                -----------------------------------


                           ARTICLE XII
                           -----------

OFFSET
------

Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any undisputed balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Agreement.


                          ARTICLE XIII
                          ------------

TERMINATION
-----------

Either party may terminate this Agreement with thirty days' notice in the event that:

      1. One party should at any time become insolvent, or suffer any impairment of capital, or file a petition in bankruptcy, or go into liquidation or rehabilitation, or have a receiver appointed, or be acquired or controlled by any other insurance company or organization, or

      2. Any law or regulation of any Federal or any State or any Local Government of any jurisdiction in which the Company is doing business should render illegal the arrangement made herein, or

      3.    With the agreement of the other party.

In the event of termination, the Reinsurer shall refund to the Company the applicable unearned premium minus the ceding commission and shall continue to remain liable for all losses occurring prior to the date of termination. However, if this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this Contract, the Reinsurer is responsible for its proportion of the entire loss.


                           ARTICLE XIV
                           -----------

TAX
---

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or Profits Tax returns, to any State or Territory of the United States or to the District of Columbia.


                           ARTICLE XV
                           ----------

LETTER OF CREDIT
----------------

The Reinsurer agrees to provide and maintain in place a Letter of Credit, acceptable to the Company, for the benefit of the Company equal to its share of assumed liability which shall include unearned premium reserve, calculated on a monthly pro rata basis, and outstanding loss and loss adjustment reserve, including incurred but not reported losses calculated on the basis of the requirement of the California Department of Insurance and/or other applicable insurance regulatory agencies.



QS20CNT8/7/95

                                  QUOTA SHARE REINSURANCE AGREEMENT
                                20TH CENTURY INSURANCE COMPANY/AIIC
                                                            Page 6
                                -----------------------------------


The initial Letter of Credit shall be provided written 60 days of the first accounting report submitted to the Reinsurer by the Company in the amount specified in the preceding paragraph. Subsequent adjustments, when requested by the Company, shall be made to the Letter of Credit for any subsequent accounts within 60 days of the submission of such account.

In the event the Letter of Credit and/or requested adjustments are not received by the due date the Company may withhold amounts due the Reinsurer until such Letter of Credit is received.

Notwithstanding any other provisions in this agreement the Company may draw on this Letter of Credit at any time, however only for one or more of the following:

      1. to reimburse the Company for the Reinsurer's share of premiums returned to the owners of policies reinsured under the reinsurance agreement on account of cancellations of such policies,

      2. to reimburse the Company for the Reinsurer's share of losses paid by the Company under the terms and provisions of the policies reinsured under the reinsurance agreement,

      3. to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for policies ceded under the agreement. Such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred and unearned premium reserves, and

      4. to pay any other amounts the Company claims are due under the reinsurance agreement.


                           ARTICLE XVI
                           -----------

COUNTERPARTS
------------

This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.




                              20TH CENTURY INSURANCE COMPANY


Date:September 13, 1995.  By:William L. Mellick     Title:President
     ------------------      ------------------           ---------


                  AMERICAN INTERNATIONAL INSURANCE COMPANY


Date:  8/8/95             By:  J. Ernst Hansen      Title:President
     ------------------        ------------------         ---------



QS20CNT8/7/95

                QUOTA SHARE REINSURANCE AGREEMENT

                             between

                 21ST CENTURY CASUALTY COMPANY
           (hereinafter referred to as the "Company")

                               and

             AMERICAN INTERNATIONAL INSURANCE COMPANY
           (hereinafter referred to as the "Reinsurer")


****************************************************************

PREAMBLE
--------

This Agreement replaces that certain agreement dated December 16, 1994 and substitutes American International Insurance Company as Reinsurer for New Hampshire Insurance Company and further incorporates Letter of Credit provisions, effective as of January 1, 1995.

The Reinsurer hereby agrees to reinsure the Company in respect of the Company's net liability under all policies, contracts and binders of insurance (hereafter referred to as "policies") issued during the term of this Agreement subject to the following terms and conditions:




                            ARTICLE I
                            ---------

TERM
----

This Agreement shall be effective from 12:01 A.M., pacific standard time, January 1, 1995 and shall remain continuously in force through December 31, 1999. The Reinsurer has the option to renew this Agreement annually for four additional years by notifying the Company prior to December 31, 1999 or prior to the expiration date of any renewal.


                           ARTICLE II
                           ----------

PARTICIPATION
-------------

The Company shall cede and the Reinsurer shall accept 10% of the Company's net liability for losses on policies incepting during the term of this Agreement. As consideration, the Reinsurer shall receive a 10% share of the net written premiums, less ceding commission as described in Article III, generated by such policies. In the event the Reinsurer elects to renew this Agreement for annual periods following December 31, 1999 the participation shall be 8% on the first renewal, 6% on the second renewal, 4% on the third renewal and 2% on the fourth renewal.


                           ARTICLE III
                           -----------

COMMISSION
----------

The Reinsurer shall allow the Company a commission of 10.8% of the ceded written premium for policies with effective dates from January 1, 1995 and through December 31, 1995. For policies with effective dates in each subsequent underwriting year, the commission shall be equal to the rate of the Company's incurred underwriting expenses (as recorded in the Company's statutory statement) to net written premium for the prior calendar year.



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                                 21ST CENTURY CASUALTY COMPANY/AIIC
                                                            Page 2
                                -----------------------------------


                           ARTICLE IV
                           ----------

REPORTS AND ACCOUNTS
--------------------

The Company shall furnish within forty-five days after the close of each calendar quarter an account reflecting the following separately for each underwriting year:

      A.    Net written premium ceded during the quarter (credited).

      B.    Commission on the ceded premium (debited).

      C.    Net paid losses (debited).

      D.    Net paid adjustment expenses (debited).

      E.    Net outstanding losses.

      F.    Net unearned premium.

            If the balance of A through D is a credit such amount shall be remitted with the account. If the balance of A through D is a debit, the Reinsurer shall remit such amount within 15 days of receipt of the account. Accounts by line of business shall also be provided by the Company including the aforementioned information.


                            ARTICLE V
                            ---------
DEFINITION
----------

Underwriting year shall mean all policies with effective dates from 12:01 A.M., pacific standard time, January 1st through December 31st of each calendar year.

Net written premium or net losses or net liability shall mean the gross amount less deductions for all other reinsurance.


CURRENCY
--------

All premium and loss payments hereunder shall be in United States currency.

                           ARTICLE VI
                           ----------

ACCESS TO RECORDS
-----------------

The Reinsurer or its duly appointed representatives shall have free access at all reasonable times to such books and records of those Divisions, Departments and Branch Offices of the Company which are directly involved with the subject matter business of this Agreement as shall reflect premium and loss transactions of the Company for the purpose of obtaining any and all information concerning this Agreement or the subject matter hereof. All non-public information provided in the course of the inspection shall be kept confidential by the Reinsurer as against third parties.



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                                 21ST CENTURY CASUALTY COMPANY/AIIC
                                                            Page 3
                                -----------------------------------

                           ARTICLE VII
                           -----------

INSOLVENCY
----------

The portion of any risk or obligation assumed by the Reinsurer, when such portion is ascertained, shall be payable on demand of the Company at the same time as the Company shall pay its net retained portion of such risk or obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by the Reinsurer on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor. Immediately upon demand, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company which would involve a possible liability on the part of the Reinsurer, indicating the policy or bond reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. It is further agreed that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.


                          ARTICLE VIII
                          ------------

ARBITRATION
-----------

A. All disputes or differences arising out of the interpretation of this Agreement shall be submitted to the decision of two arbitrators, one to be chosen by each party, and in the event of the arbitrators failing to agree, to the decision of an umpire to be chosen by the arbitrators. The arbitrators and umpire shall be disinterested active or retired executive officials of fire or casualty insurance or reinsurance companies or Underwriters at Lloyd's, London. If either of the parties fails to appoint an arbitrator within one month after being required by the other party in writing to do so, or if the arbitrators fail to appoint an umpire within one month of a request in writing by either of them to do so, such arbitrator or umpire, as the case may be, shall at the request of either party be appointed by a Justice of the Supreme Court of the State of New York.

B. The arbitration proceeding shall take place in the city in which the Company's Head Office is located. The applicant shall submit its case within one month after the appointment of the court of arbitration, and the respondent shall submit its reply within one month after the receipt of the claim. The arbitrators and umpire are relieved from all judicial formality and may abstain from following the strict rules of law. They shall settle any dispute under the Agreement according to an equitable rather than a strictly legal interpretation of its terms.



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                                 21ST CENTURY CASUALTY COMPANY/AIIC
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                                -----------------------------------


C. Their written decision shall be provided to both parties within ninety days of the close of arbitration and shall be final and not subject to appeal.

D. Each party shall bear the expenses of his arbitrator and shall jointly and equally share with the other the expenses of the umpire and of the arbitration.

E.    This Article shall survive the termination of this Agreement.


                           ARTICLE IX
                           ----------


ERRORS AND OMISSIONS
--------------------

Any inadvertent delay, omission or error shall not relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.


                            ARTICLE X
                            ---------


LOSS & LOSS ADJUSTMENT EXPENSE
------------------------------

The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses. All such adjustments, settlements, and compromises shall be binding on the Reinsurer in proportion to its participation. The Company shall likewise at its sole discretion commence, continue, defend, compromise, settle or withdraw from actions, suits or proceedings and generally do all such matters and things relating to any claim or loss as in its judgment may be beneficial or expedient, and all payments made and costs and expenses incurred in connection therewith or in taking legal advice therefor shall be shared by the Reinsurer proportionately. The Reinsurer shall, on the other hand, benefit proportionately from all reductions of losses by salvage, compromise or otherwise.


                           ARTICLE XI
                           ----------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

This Agreement shall protect the Company where the ultimate net loss includes any extra contractual obligations. The term "extra contractual obligations" is defined as those liabilities not covered under any other provision of the Contract and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to , the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trail of any action against its insured or reinsured or in the preparation of prosecution of an appeal consequent upon such action. The Reinsurer's liability for extra contractual obligations shall not exceed their participation of the maximum limit of liability on the policy from which the extra contractual obligation arises.

The date on which any extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original disaster and/or casualty. However, this Article shall not apply where the loss has been incurred due to fraud or a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.



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                                 21ST CENTURY CASUALTY COMPANY/AIIC
                                                            Page 5
                                -----------------------------------


                           ARTICLE XII
                           -----------

OFFSET
------

Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any undisputed balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other party hereto under this Agreement.


                          ARTICLE XIII
                          ------------

TERMINATION
-----------

Either party may terminate this Agreement with thirty days' notice in the event that:

      1. One party should at any time become insolvent, or suffer any impairment of capital, or file a petition in bankruptcy, or go into liquidation or rehabilitation, or have a receiver appointed, or be acquired or controlled by any other insurance company or organization, or

      2. Any law or regulation of any Federal or any State or any Local Government of any jurisdiction in which the Company is doing business should render illegal the arrangement made herein, or

      3.    With the agreement of the other party.

In the event of termination, the Reinsurer shall refund to the Company the applicable unearned premium minus the ceding commission and shall continue to remain liable for all losses occurring prior to the date of termination. However, if this Contract shall terminate while a loss occurrence covered hereunder is in progress, it is agreed that, subject to the other conditions of this Contract, the Reinsurer is responsible for its proportion of the entire loss.


                           ARTICLE XIV
                           -----------

TAX
---

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or Profits Tax returns, to any State or Territory of the United States or to the District of Columbia.


                           ARTICLE XV
                           ----------

LETTER OF CREDIT
----------------

The Reinsurer agrees to provide and maintain in place a Letter of Credit, acceptable to the Company, for the benefit of the Company equal to its share of assumed liability which shall include unearned premium reserve, calculated on a monthly pro rata basis, and outstanding loss and loss adjustment reserve, including incurred but not reported losses calculated on the basis of the requirement of the California Department of Insurance and/or other applicable insurance regulatory agencies.



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                                -----------------------------------


The initial Letter of Credit shall be provided written 60 days of the first accounting report submitted to the Reinsurer by the Company in the amount specified in the preceding paragraph. Subsequent adjustments, when requested by the Company, shall be made to the Letter of Credit for any subsequent accounts within 60 days of the submission of such account.

In the event the Letter of Credit and/or requested adjustments are not received by the due date the Company may withhold amounts due the Reinsurer until such Letter of Credit is received.

Notwithstanding any other provisions in this agreement the Company may draw on this Letter of Credit at any time, however only for one or more of the following:

      1. to reimburse the Company for the Reinsurer's share of premiums returned to the owners of policies reinsured under the reinsurance agreement on account of cancellations of such policies,

      2. to reimburse the Company for the Reinsurer's share of losses paid by the Company under the terms and provisions of the policies reinsured under the reinsurance agreement,

      3. to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for policies ceded under the agreement. Such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred and unearned premium reserves, and

      4. to pay any other amounts the Company claims are due under the reinsurance agreement.


                           ARTICLE XVI
                           -----------

COUNTERPARTS
------------

This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.




                              21ST CENTURY CASUALTY COMPANY


Date:September 13, 1995.  By:William L. Mellick     Title:President
     ------------------      ------------------           ---------


                  AMERICAN INTERNATIONAL INSURANCE COMPANY


Date:  8/8/95             By:  J. Ernst Hansen      Title:President
     ------------------        ------------------         ---------



QS21CNT8/7/95

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